united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	08/31

Date of reporting period:	08/31/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Essex Environmental Opportunities Fund Institutional Class (GEOSX) Investor Class (EEOFX)
Annual Report August 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 700-9929. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Fund Adviser: Essex Investment Management Company, LLC 125 High Street, 18th Floor Boston, MA 02110 Toll Free (800) 700-9929

Management’s Discussion of Fund Performance (Unaudited)

Dear fellow shareholders:

The fiscal year ended August 31, 2020 was a year of strong performance for the Essex Environmental Opportunities Fund (the “Fund”). Over the past twelve months, the Fund has returned 25.94% (Institutional Class Shares) and 25.67% (Investor Class Shares) versus the MSCI World Index return of 16.79% over the same time period. The journey in the past year has been volatile, but we have remained steadfast in our commitment to constructing a portfolio of global growth companies that are providing technologies and services to help mitigate our world’s biggest environmental challenges.

Impact of COVID 19

Of course, 2020 will be remembered as the year of COVID 19. This virus’s impact on the world has been unlike anything that we have experienced in our investment lifetimes. As the pandemic spread across the geographies, economies were shut down and the stock markets buckled. The impact was swift and profound: second quarter economic growth (as measured by Gross Domestic Product) in the U.S. fell by more than 30% - the largest such decline recorded in modern history - while unemployment soared above 20%; the stock market in the U.S. fell into bear territory in the swiftest manner ever. Remarkably, as we write this letter, the stock market is back near all time highs following aggressive fiscal and monetary policy programs and economic relief packages. However, we do not believe that we are out of the proverbial woods just yet. We still do not have an approved vaccine, many stores and restaurants have closed permanently, office buildings remain lightly trafficked and a lot of residential and commercial tenants are unable to pay their rents or mortgages. We are also on the cusp of the most emotionally charged Presidential election in some time. With this backdrop in mind, we remain somewhat cautious regarding the markets while recognizing that much could change for the positive with a successful vaccine.

Our work at Essex Investment Management continues to occur in remote fashion, with fully functional systems, from office, to portfolio management and trading. Investment research continues, and the portfolio management team continues to assess current and prospective holdings through digital media platforms, from company meetings to industry conferences. Given the efficiencies of virtual meetings, the team is experiencing greater opportunities to assess clean technologies and meet with companies. The team holds bi-weekly investment committee update meetings with the Essex Investment Committee, as well as weekly meetings with Ultimus contacts. For media visibility, the team is participating in public relations events, as well as industry conferences geared to sustainability investors.

1

Management’s Discussion of Fund Performance (Unaudited) (continued)

Performance review

The strong investment performance of the Essex Environmental Opportunities Fund over the past year was led by the outperformance of companies within our Renewable Energy and Power Technology themes. Renewable energy stocks were propelled by declining technology costs, a low interest rate environment and increasing consumer demand. The cost of solar technology continues its relentless downward trend, thus expanding the geographies where renewable energy is cheaper than fossil fuel-generated power on an unsubsidized basis. Lower interest rates and a growing confidence in the “finance-ability” of solar systems further helps reduce the costs of solar installations. Vivint Solar Inc., the Fund’s best performing stock over the past year, is one of the U.S.’s largest installers of solar systems on residential rooftops. In addition to the strong demand trends noted above, Vivint benefitted from an announced merger with larger peer Sunrun Inc. We continue to like the strong fundamentals in the renewable energy arena, yet have been paring our position in Vivint following the announced merger and sharp stock appreciation. The portfolio also has a position in Sunnova Energy International Inc., another residential solar installer.

Portfolio companies within our Power Technology theme have also performed well over the past year driven by strong underlying fundamentals. Two strong performers for the Fund in this theme have been Generac Holdings Inc. and Enphase Energy Inc. Generac is a leader in providing home energy backup systems and is benefitting from a strengthening in end-market demand for two reasons: increased occurrences /severity of natural disasters and deterioration in the reliability and stability of the electric grid. In addition to this increased demand in its traditional end-market, Generac has expanded its addressable market by acquiring two small companies that have battery storage and renewable energy technology. Enphase Energy is a leader in providing power inverters for solar energy systems. The company has benefitted from the increased demand in solar systems as discussed above, but also has been expanding its product offerings to include power technology for energy storage systems. During the year, we also initiated a position in power technology peer SMA Solar Technology AG, which we view as a turn-around opportunity with new technology that will stem recent market share losses.

Among the Fund’s worst performing stocks in the past year were Acuity Brands, Inc., Landis + Gyr Group AG and Fluence Corp. Acuity Brands is one of the largest designers and distributors of lighting and control systems for commercial and industrial properties. The lighting industry has been challenged in recent years by the maturity of LED technology which has resulted in increased competition and pricing pressure. The growth

2

Management’s Discussion of Fund Performance (Unaudited) (continued)

of Acuity has been further negatively affected by the onset of COVID and a challenging commercial real estate outlook. We have sold our position in Acuity in order to allocate the capital to better ideas. Landis + Gyr Group AG, a manufacturer of smart metering systems for measuring and managing energy usage, was also a drag on portfolio performance. Landis has been slowed by recent delays in large several large contracts with utilities in several regions of the world, although the company’s long term outlook remains in tact and the stock is very attractively valued at current prices. Fluence Corp., designs and manufactures de-centralized waste-water treatment systems. Fluence’s stock was an underperformer due to some project delays and large exposure to China which was a weak end market with the pandemic causing widespread economic shutdowns. We believe that Fluence has strong, differentiated technology and a roadmap for growth in the coming years. We continue to own both Landis and Fluence in the Fund.

Impact engagement with companies

A key focus in the past year has been increased engagement with our portfolio companies coupled with an effort to more accurately measure the environmental impacts of our portfolio companies. In other words, we have always posited that our companies are making the world better from an environmental standpoint, but can we actually quantify the positive impacts of these portfolio companies.

We have spent considerable effort to map our portfolio companies to the United Nation’s Sustainable Development Goals (“SDGs”) in an effort to highlight exactly how our investments are helping to solve for the world’s environmental issues. Importantly, this effort has led to meaningful discussions and engagement with our portfolio companies about the alignment of their products and services (in essence, their solutions) with the SDGs. On more than one occasion we have received positive feedback from these engagements, with company management teams noting that our discussions have not only helped them craft more useful sustainability reports, but have also helped them shape and assess strategic management decisions. We will continue to expand our efforts in this area.

Outlook and positioning

Our outlook remains positive. The technological advancements, cost declines, and the capital investments in both research and manufacturing capacities continue to provide a positive backdrop for environmental investing. The number of private companies and startups focused on clean energy and clean technologies continues to expand rapidly, providing both a cleaner, more sustainable environment and a set of future investment

3

Management’s Discussion of Fund Performance (Unaudited) (continued)

opportunities for our Fund. The regulatory environment, despite some vocal opposition from our President, continues to be a positive catalyst for our universe of companies as standards continue to be tightened for water quality, air purity, vehicle emissions and renewable energy goals. Even beyond these regulatory guidelines, companies are proactively adopting clean technologies to reduce both costs and business risks. We currently see great promise for electric vehicles, renewable energy, power technology for electrical grid resiliency and reliability, industrial automation, and believe we are on the cusp of the hydrogen revolution. And finally, interest in strong environmental stewardship among the next generation of investors and leaders is growing each year. We believe these trends are firmly in place and have even been bolstered somewhat by the current pandemic as awareness of health issues and human fragility and interdependence resonates globally.

Conclusion

The past year has been a challenging time, particularly from both a health and a social standpoint. COVID 19, instances of police brutality, racism and a nation divided politically have all had a significant impact on our economy and our collective psyche (investment and otherwise). Our nation needs to heal physically, fiscally and mentally. Within this context, we continue to view our Fund and investment strategy as a mechanism to positively change the world while pursuing capital appreciation and competitive investment returns.

We thank you for your confidence in us.

Robert Uek and William Page
Essex Investment Management

4

Investment Results (Unaudited)

Total Returns(a) (for the periods ended August 31, 2020)

	One Year	Since Inception September 1, 2017
Essex Environmental Opportunities Fund
Institutional Class	25.94%	8.36%
Investor Class	25.67%	8.10%
MSCI World Index (b)	16.79%	9.71%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	3.99%	4.24%
With Applicable Waivers	1.01%	1.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Essex Environmental Opportunities Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 700-9929.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 29, 2019. Essex Investment Management Company, LLC (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% through December 31, 2021. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2020 can be found in the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (800) 700-9929.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

5

Investment Results (Unaudited) (continued)

This graph shows the value of a hypothetical initial investment of $100,000 made on September 1, 2017 (commencement of operations) and held through August 31, 2020. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 700-9929.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

6

Fund Holdings (Unaudited)

(a)	As a percent of net assets.

The investment objective of the Essex Environmental Opportunities Fund (the “Fund”) is long-term capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

7

Essex Environmental Opportunities Fund
Schedule of Investments

August 31, 2020

	Shares	Fair Value
COMMON STOCKS — 95.18%
Australia — 1.84%
Industrials — 0.76%
Fluence Corp. Ltd.(a)	1,062,936	$172,030
Materials — 1.08%
Orocobre Ltd.(a)	126,751	241,781
Total Australia		413,811
Belgium — 1.50%
Materials — 1.50%
Umicore SA	7,344	337,000
Denmark — 4.22%
Utilities — 4.22%
Orsted A/S	6,716	950,717
Germany — 8.62%
Energy — 2.51%
SMA Solar Technology AG(a)	12,508	566,110
Technology — 6.11%
Infineon Technologies AG	24,911	692,501
PSI Software AG	24,143	686,394
		1,378,895
Total Germany		1,945,005
Ireland — 1.59%
Materials — 1.59%
Kingspan Group PLC	4,187	358,726
Israel — 2.86%
Technology — 2.86%
Kornit Digital Ltd.(a)	10,397	643,886
Japan — 6.77%
Industrials — 6.77%
Keyence Corp.	2,652	1,092,298
Kurita Water Industries Ltd.	13,851	433,822
Total Japan		1,526,120
Netherlands — 1.98%
Industrials — 1.98%
Sensata Technologies Holding NV(a)	10,711	446,006
Singapore — 2.19%
Energy — 2.19%
Maxeon Solar Technologies Ltd.(a)	23,777	494,086

8	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Schedule of Investments (continued)

August 31, 2020

	Shares	Fair Value
COMMON STOCKS — 95.18% (continued)
Switzerland — 4.15%
Energy — 2.15%
Landis+Gyr Group AG(a)	8,024	$483,991
Industrials — 2.00%
SGS SA	174	450,886
Total Switzerland		934,877
United Kingdom — 1.13%
Consumer Discretionary — 1.13%
Aptiv PLC	2,966	255,432
United States — 58.33%
Consumer Discretionary — 2.20%
Aspen Aerogels, Inc.(a)	58,316	495,686
Consumer Staples — 1.32%
Calyxt, Inc.(a)	54,845	298,083
Energy — 9.84%
American Superconductor Corp.(a)	39,843	500,428
Enphase Energy, Inc.(a)	8,304	641,318
Sunnova Energy International, Inc.(a)	45,320	1,074,991
		2,216,737
Financials — 4.53%
Amalgamated Bank, Class A	1,144	13,465
Hannon Armstrong Sustainable Infrastructure, Inc.	23,724	1,007,321
		1,020,786
Industrials — 31.55%
Badger Meter, Inc.	7,170	442,317
Cognex Corp.	10,658	737,427
Energy Recovery, Inc.(a)	64,300	547,193
Generac Holdings, Inc.(a)	5,198	987,515
Iteris, Inc.(a)	84,762	387,362
Itron, Inc.(a)	11,810	703,522
Lindsay Corp.	3,925	392,225
Mueller Water Products, Inc., Class A	42,529	459,313
Nikola Corp.(a)	7,658	312,523
Raven Industries, Inc.	21,805	541,854
Trimble, Inc.(a)	11,199	586,940
Vivint Solar, Inc.(a)	21,980	678,742
Watts Water Technologies, Inc., Class A	3,506	335,700
		7,112,633

See accompanying notes which are an integral part of these financial statements.	9

Essex Environmental Opportunities Fund
Schedule of Investments (continued)

August 31, 2020

	Shares	Fair Value
COMMON STOCKS — 95.18% (continued)
United States — 58.33% (continued)
Materials — 6.32%
Albemarle Corp.	7,013	$638,253
Amyris, Inc.(a)	102,956	337,696
Codexis, Inc.(a)	32,464	448,003
		1,423,952
Technology — 2.57%
Cree Inc.(a)	9,193	580,078
Total United States		13,147,955
Total Common Stocks (Cost $17,921,235)		21,453,621

MONEY MARKET FUNDS — 17.23%
Fidelity Investments Money Market Government Portfolio, Class I, 0.01%(b)	3,883,249	3,883,249
Total Money Market Funds (Cost $3,883,249)		3,883,249
Total Investments — 112.41% (Cost $21,804,484)		25,336,870
Liabilities in Excess of Other Assets — (12.41)%		(2,798,151)
NET ASSETS — 100.00%		$22,538,719

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of August 31, 2020.

10	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Statement of Assets and Liabilities

August 31, 2020

Assets
Investments in securities at fair value (cost $21,804,484)	$25,336,870
Receivable for investments sold	272,391
Dividends receivable	2,822
Tax reclaims receivable	9,507
Receivable from Adviser	2,563
Prepaid expenses	8,414
Total Assets	25,632,567
Liabilities
Payable for fund shares redeemed	10
Payable for investments purchased	3,061,040
Payable to Administrator	9,065
Other accrued expenses	23,733
Total Liabilities	3,093,848
Net Assets	$22,538,719
Net Assets consist of:
Paid-in capital	$19,017,624
Accumulated earnings	3,521,095
Net Assets	$22,538,719
Institutional Class:
Net Assets: Institutional Class	$22,494,333
Shares outstanding (unlimited number of shares authorized, no par value)	1,767,810
Net asset value, offering and redemption price per share	$12.72
Investor Class:
Net Assets: Investor Class	$44,386
Shares outstanding (unlimited number of shares authorized, no par value)	3,513
Net asset value, offering and redemption price per share	$12.63

See accompanying notes which are an integral part of these financial statements.	11

Essex Environmental Opportunities Fund
Statement of Operations

For the year ended August 31, 2020

Investment Income
Dividend income (net of foreign taxes withheld of $1,505)	$84,995
Total investment income	84,995
Expenses
Adviser	103,146
Fund accounting	43,275
Administration	30,000
Transfer agent	24,000
Legal	22,002
Audit and tax	19,600
Trustee	12,930
Custodian	12,623
Registration	12,177
Compliance services	12,000
Report printing	6,567
Pricing	4,093
Insurance	3,655
12b-1 - Investor Class	84
Miscellaneous	25,426
Total expenses	331,578
Fees waived and expenses reimbursed by Adviser	(195,335)
Net operating expenses	136,243
Net investment loss	(51,248)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	322,931
Net realized loss on foreign currency translations	(2,248)
Net change in unrealized appreciation of investment securities and foreign currency translations	3,271,582
Net realized and change in unrealized gain on investments	3,592,265
Net increase in net assets resulting from operations	$3,541,017

12	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(51,248)	$(1,202)
Net realized gain (loss) on investment securities transactions and foreign currency translations	320,683	(224,394)
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	3,271,582	(243,279)
Net increase (decrease) in net assets resulting from operations	3,541,017	(468,875)
Capital Transactions - Institutional Class
Proceeds from shares sold	11,445,125	3,554,855
Amount paid for shares redeemed	(1,381,489)	(480,112)
Total Institutional Class	10,063,636	3,074,743
Capital Transactions - Investor Class
Proceeds from shares sold	39,289	10,228
Amount paid for shares redeemed	(14,529)	(9,675)
Total Investor Class	24,760	553
Net increase in net assets resulting from capital transactions	10,088,396	3,075,296
Total Increase in Net Assets	13,629,413	2,606,421
Net Assets
Beginning of year	8,909,306	6,302,885
End of year	$22,538,719	$8,909,306
Share Transactions - Institutional Class
Shares sold	1,018,044	342,310
Shares redeemed	(131,090)	(48,354)
Total Institutional Class	886,954	293,956
Share Transactions - Investor Class
Shares sold	3,703	1,026
Shares redeemed	(1,788)	(1,015)
Total Investor Class	1,915	11
Net increase in shares outstanding	888,869	293,967

See accompanying notes which are an integral part of these financial statements.	13

Essex Environmental Opportunities Fund - Institutional Class
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.10	$10.71	$10.00

Investment operations:
Net investment loss	(0.03)	— (a)	(0.03)
Net realized and unrealized gain (loss)	2.65	(0.61)	0.74
Total from investment operations	2.62	(0.61)	0.71

Net asset value, end of year	$12.72	$10.10	$10.71

Total Return(b)	25.94%	(5.70)%	7.10%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$22,494	$8,893	$6,286
Ratio of net expenses to average net assets	0.99%	1.03%	1.18%
Ratio of expenses to average net assets before waiver and reimbursement	2.41%	3.97%	4.69%
Ratio of net investment loss to average net assets	(0.37)%	(0.02)%	(0.36)%
Portfolio turnover rate(c)	37%	30%	23%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

14	See accompanying notes which are an integral part of these financial statements.

Essex Environmental Opportunities Fund - Investor Class
Financial Highlights

(For a share outstanding during each year)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.05	$10.69	$10.00

Investment operations:
Net investment loss	(0.06)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.64	(0.62)	0.72
Total from investment operations	2.58	(0.64)	0.69

Net asset value, end of year	$12.63	$10.05	$10.69

Total Return(a)	25.67%	(5.99)%	6.90%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$44	$16	$17
Ratio of net expenses to average net assets	1.24%	1.28%	1.43%
Ratio of expenses to average net assets before waiver and reimbursement	2.66%	4.22%	4.94%
Ratio of net investment loss to average net assets	(0.63)%	(0.24)%	(0.54)%
Portfolio turnover rate(b)	37%	30%	23%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	15

Essex Environmental Opportunities Fund
Notes to the Financial Statements

August 31, 2020

NOTE 1. ORGANIZATION

Essex Environmental Opportunities Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on August 7, 2017. The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on September 1, 2017. The investment adviser to the Fund is Essex Investment Management Company, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year,

16

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the year is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

17

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

For the fiscal year ended August 31, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$ (15,257)	$ 15,257

NOTE 3. SECTOR CONCENTRATION RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2020, the Fund had 43.06% of the value of their net assets invested in stocks within the Industrials sector.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

18

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

19

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$14,987,366	$6,466,255	$—	$21,453,621
Money Market Funds	3,883,249	—	—	3,883,249
Total	$18,870,615	$6,466,255	$—	$25,336,870

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2020, the Adviser earned a fee of $103,146 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or to reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.99% of the average daily net assets of the Fund. The contractual agreement is in place through December 31, 2021. For the fiscal year ended August 31, 2020, the Adviser waived fees and reimbursed expenses in the amount of $195,335 for the Fund. At August 31, 2020, the Adviser owed the Fund $2,563.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of

20

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
August 31, 2021	$201,573
August 31, 2022	189,034
August 31, 2023	195,335

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2020, the Administrator earned fees of $30,000 for administration services, $43,275 for fund accounting services, $24,000 for transfer agent services, and $12,000 for compliance services. At August 31, 2020, the Fund owed the Administrator $9,065 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides

21

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

certain shareholder services, pursuant to a written agreement. For the fiscal year ended August 31, 2020, Investor Class shares’ 12b-1 Expenses incurred by the Fund were $84. The Fund did not owe for Investor Class 12b-1 Expenses as of August 31, 2020.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments, were $14,618,826 and $4,576,468, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2020.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At August 31, 2020, Joseph C. McNay, Managing Member and Chairman of the Adviser, owned 26.65% of the Fund. As a result, Joseph C. McNay may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,453,409
Gross unrealized depreciation	(928,943)
Net unrealized appreciation on investments	$3,524,466
Tax cost of investments	$21,812,404

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long term capital gains	$34,380
Accumulated capital and other losses	(38,239)
Unrealized appreciation on investments	3,524,954
Total accumulated earnings	$3,521,095

During the fiscal year ended August 31, 2020, the Fund utilized short-term capital loss carryforwards in the amount of $116,337 and long-term capital loss carryforwards in the amount of $180,087.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended August 31, 2020, the Fund deferred qualified late year ordinary losses in the amount of 38,239.

22

Essex Environmental Opportunities Fund
Notes to the Financial Statements (continued)

August 31, 2020

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Essex Environmental Opportunities Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Essex Environmental Opportunities Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 30, 2020

24

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Essex Environmental Opportunities Fund – Institutional Class
Actual	$ 1,000.00	$ 1,198.90	$5.47	0.99%
Hypothetical(b)	$ 1,000.00	$ 1,020.16	$5.03	0.99%
Essex Environmental Opportunities Fund – Investor Class
Actual	$ 1,000.00	$ 1,197.20	$6.85	1.24%
Hypothetical(b)	$ 1,000.00	$ 1,018.90	$6.29	1.24%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

25

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of 24 series.

26

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

27

Investment Advisory Agreement Approval (Unaudited)

The Essex Environmental Opportunities Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Essex Investment Management Company, LLC (“Essex”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on May 14, 2020 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Essex. At the Trustees’ quarterly meeting held on May 20-21 2020, the Board interviewed certain executives of Essex, including Essex’s Co-Chief Executive Officer & Senior Portfolio Manager and its Senior Vice President & Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Essex (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Essex for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Essex provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Essex’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Essex who provide services to the Fund. The Trustees concluded that they continue to be satisfied with the nature, extent, and high quality of investment management services provided by Essex to the Fund.

(ii)    Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2020. The Trustees observed that the Fund underperformed the median and average for the Morningstar World Large Stock category for the one-year period and since inception. The Trustees noted Essex’s explanation that the one-year underperformance is due to the Fund’s poor performance during the COVID-19 inspired equity market decline. The Trustees noted Essex’s explanation that the Fund’s portfolio is more focused in small cap securities than the funds that comprise its Morningstar category and that small cap stocks have lagged the larger cap universe in recent years. The Trustees noted that the Fund outperformed the Morningstar World Small/Mid Stock category for the three-month and one-year periods. The Trustees noted that the Fund underperformed the MSCI World Index for the three-month and one-year periods. The Trustees considered Essex’s explanation that Essex’s goal is to outperform the index over the longer term.

The Trustees also considered information about the Fund’s performance against a composite of other accounts managed by Essex using a substantially similar strategy for the one-, three-, five- and ten-year periods. The Trustees recognized that the Fund has only the one-year performance statistic for

28

Investment Advisory Agreement Approval (Unaudited) (continued)

comparison, and that the Fund slightly underperformed the composite for that period. The Trustees noted Essex’s explanation that the slight difference in performance is a result of cash flows into the Fund.

It was the consensus of the Trustees that it was reasonable to conclude that Essex has the ability to manage the Fund successfully from a performance standpoint.

(iii)    Fee Rate and Profitability. The Trustees noted that the Fund’s management fee is equal to the median and slightly higher than the average for funds in the Morningstar World Large Stock category. The Trustees noted that the Fund’s net expenses are higher than the median and average for the category, but that both the management fee and net expenses are within the range for the category. The Trustees also considered a profitability analysis prepared by Essex for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Essex is not earning a profit as a result of managing the Fund. The Trustees also noted that Essex’s expense limitation agreement is in effect through December 31, 2021. The Trustees further noted Essex’s representation that it charges separate accounts managed using its GEOS strategy a management fee that is higher than the Fund’s management fee. In comparing these fees, the Trustees considered the differences in the services provided by Essex to the Fund and those generally provided by Essex to its separate accounts.

The Trustees recalled their review of the Fund’s 12b-1 Plan at this meeting and considered other potential benefits that Essex may receive in connection with its management of the Fund. The Trustees noted Essex’s representation that it does enter into soft-dollar arrangements on behalf of the Fund from which Essex indirectly benefits. After considering the above information, the Trustees concluded that the management fee for the Fund represents reasonable compensation in light of the nature and quality of Essex’s services to the Fund, and the fees paid by comparable mutual funds.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Essex will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and the fact that Essex is not yet profitable in managing the Fund, Essex is not realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

29

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Privacy Notice (Unaudited)	Rev. January 2020

FACTS	WHAT DOES ESSEX ENVIRONMENTAL OPPORTUNITIES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 700-9929

32

Who we are
Who is providing this notice?	Essex Environmental Opportunities Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Essex Investment Management Company, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

33

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 700-9929 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 700-9929 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, MA 02110

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Tactical Multi-Purpose Fund

Annual Report

August 31, 2020

Fund Adviser:

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, Washington 98607

(800) 550-1071

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Fisher Investments at (800) 550-1071. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholder:

Fisher Investments Business Continuity Planning and COVID-19 Preparedness

Fisher Investments (FI) and its subsidiaries have robust Business Continuity Planning in place to address potential business disruptions that may arise from COVID-19, or any variety of circumstances that could affect normal business operations. The safety and well-being of our employees, as well as ensuring continuity of service and portfolio management to our valued clients and partners, is of the utmost importance.

Market Impact of COVID-19

Global stocks followed one of history’s worst quarters with one of its best in Q2, soaring 19.4%. Year to date through June 30, stocks are down -5.8%. The rebound hasn’t been perfectly smooth. The path ahead won’t be, either. While we remain vigilant and monitor multiple variables. In our view, there is little reason stocks shouldn’t do well from here—finishing the year up.

We see this as a new bull market starting, but one acting more like the recovery side of a hugely oversized market correction than a conventional early bull market. Don’t get us wrong: There are no certainties in markets. Investing is always a probabilities business, not a certainties one. But, in our view, a sustained climb with periodic volatility seems much more likely than another steep downturn. We believed spring and early summer reopenings would likely fast-track a recovery, triggering a swift correction-like market rebound and lack of equity category leadership rotation. That seemingly is underway.

We believe sentiment is classically early bull market. Few investors believe the rally. Pundits dismiss positives as fleeting or faulty—a mindset Ken Fisher coined “the Pessimism of Disbelief.” Most see the abysmal reports for Q2 GDP  and quarterly earnings and believe stocks are disconnected from reality—inflated by government or central bank largesse. They say markets ignore upticks in COVID-19 caseloads. Few fathom the simple fact that stocks are leading indicators. They typically pre-price conditions 3 – 30 months out. In the all-time record-fast bear market, stocks shifted focus to the very near end of that range, pricing the sudden, sharp economic contraction lockdowns wrought. But as that reality became widely known, markets shifted their focus. As is normal after a bear market-sized plunge creates dismalness, they shifted to the 3 – 30 range’s far edge—a time when, we believe, COVID will be old news, having been vanquished by a vaccine or just petering out.

Already, easing lockdowns have helped sprout economic green shoots. This should have surprised no one, considering there was nothing fundamentally wrong with the economy before lockdowns halted growth in its tracks. This improvement is getting plenty of attention, but few expect it to last. As several states pause or even reverse reopening plans, fears of renewed lockdowns loom large. Could that be bad? Of course. It is one of many potential scenarios. But, crucially, nearly every investor everywhere is considering this, so it is likely pre-priced to a very large extent. To justify bearishness, we think it would take a probable negative that isn’t widely discussed—and therefore isn’t pre-priced now. We don’t see any such thing. Again, though, we are monitoring things closely and will not hesitate to act if our outlook changes.

November’s election, of course, also garners many headlines. Polls currently show the Democratic nominee, former Vice President Joe Biden, far ahead of President Trump. But in our view, it remains premature to forecast the election. Almost any outcome from a Democratic sweep to a Republican one is possible.

1

Management’s Discussion of Fund Performance (Unaudited) (continued)

At a sector and style level, things are evolving largely as we expected. As stocks fell in Q1, we observed that the market behaved as it typically does in a correction—a short, sharp drop of -10% to -20% that begins and ends without warning—rather than a long, grinding bear market with panicky plunges late. It was just much bigger than a correction. Accordingly, we expected the categories that led as the last bull market matured to lead in the recovery—namely, the largest growth-oriented stocks in Tech and Tech-like industries. Only if the bear market persisted did we expect a leadership shift toward smaller, more cyclical companies because that has worked well. While many called for small value stocks to lead based on historical data, that hasn’t happened. The categories that led before the decline fell less than broad markets in the decline and have led the charge higher in the upturn. Additionally, market breadth—the number of stocks outperforming the market—declined throughout the bear market and has continued declining since it ended. We see this as another correction-like trait of this environment. Of course, like always, days and multi-week periods have seen spurts the other direction. We expect this to continue.

Risks exist—as always. No recovery moves smooth as silk. Corrections can occur any time, for any reason, even early in bull markets. Stocks retracing the gains and re-testing March’s low after this large of a recovery would be a historical anomaly. Let others be pessimistic. Let their fears be the first bricks in a new bull market’s wall of worry.

Performance Attribution

The Tactical Multi-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund is designed to be used by the Adviser to facilitate moving groups of clients into and out of defensive and special situation investments efficiently, based on the Adviser’s perceptions of market risks and opportunities.

During the fiscal period ended August 31, 2020, the Adviser did not take a defensive position; therefore the Fund was limited in size, with its assets invested mostly in T-Bills and cash equivalents. The Fund returned -0.20% during the fiscal period ended August 31, 2020. During the same period, the Fund’s primary benchmark, the ICE BofA ML 3-month U.S. Treasury Bill Index returned 1.26%.

The Fund’s underperformance is reflective of its investment in T-Bills and cash equivalents, which had minimal interest. Underperformance as compared to the index is also in part due to the Fund’s 1.00% expense ratio (the performance of the index does not reflect the deduction of expenses). Due to the size of the investment, the Fund maintained a sizeable portion of the investments in cash equivalents to meet expense obligations. However, T-Bills were purchased with a portion of the Fund to opportunistically benefit from changes by the Fed to short rates. It is anticipated that similar returns will continue until the Adviser utilizes the Fund for defensive purposes or prevailing short-term interest rates meaningfully change.

Portfolio Shifts

No changes have been made to the Fund as a result of the unfolding COVID-19 pandemic.

2

Tactical Multi-Purpose Fund
Investment Results (Unaudited)
Average Annual Total Returns(a)
(for the periods ended August 31, 2020)
	One Year	Three Year	Since Inception (3/30/17)
Tactical Multi-Purpose Fund	(0.20)%	(0.17)%	(0.21)%
ICE BofA ML 3-Month U.S. Treasury Bill Index (b)	1.26%	1.72%	1.62%

Total annual operating expenses, as disclosed in the Tactical Multi-Purpose Fund (the “Fund”) prospectus dated December 29, 2019, were 589.45% of average daily net assets (1.00% after fee waivers/expense reimbursements). Fisher Asset Management, LLC (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2025 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees. Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 550-1071.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The ICE BofA ML 3-Month U.S. Treasury Bill Index (the “Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (800) 550-1071.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Tactical Multi-Purpose Fund

Investment Results (Unaudited) – (continued)

Comparison of the Growth of a $10,000 Investment in the Tactical Multi-Purpose Fund and the ICE BofA ML 3-month U.S. Treasury Bill Index (Unaudited)

Tactical Multi-Purpose Fund $9,930
ICE BofA ML 3-month U.S. Treasury Bill Index $10,565
Inception Date 03/30/2017
$10,700
$10,600
$10,500
$10,400
$10,300
$10,200
$10,100
$10,000
$9,900
$9,800
March-17
June-17
September-17
December-17
March-18
June-18
September-18
December-18
March-19
June-19
September-19
December-19
March-20
June-20
August-20

This graph shows the value of a hypothetical initial investment of $10,000 made on March 30, 2017 (commencement of operations) and held through August 31, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The ICE BofA ML 3-month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 550-1071.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Fund Holdings (Unaudited)

Tactical Multi-Purpose Fund Holdings as of August 31, 2020(a)
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
U.S. Treasury Obligations 40.26%
Other Assets in Excess of Liabilities 59.74%

(a)	As a percentage of net assets.

The investment objective of the Fund is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

AVAILABILITY OF PORTFOLIO SCHEDULE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

5

Tactical Multi-Purpose Fund
Schedule of Investments
August 31, 2020

U.S. TREASURY OBLIGATIONS — 40.26%	Principal Amount	Fair Value
United States Treasury Bill, 0.08%, 11/19/2020(a)	$10,000	$9,998

Total U.S. Treasury Obligations (Cost $9,998)		9,998

Total Investments — 40.26% (Cost $9,998)		9,998

Other Assets in Excess of Liabilities — 59.74%		14,836

NET ASSETS — 100.00%		$24,834

(a)	Discount security. Rate shown is the effective yield at time of purchase.

See accompanying notes which are an integral part of these financial statements.

6

Tactical Multi-Purpose Fund
Statement of Assets and Liabilities
August 31, 2020

Assets
Investments in securities at fair value (cost $9,998)	$9,998
Cash	17,961
Interest receivable	2
Receivable from Adviser	13,000
Prepaid expenses	1,326
Total Assets	42,287
Liabilities
Payable to Administrator	5,256
Other accrued expenses	12,197
Total Liabilities	17,453
Net Assets	$24,834
Net Assets consist of:
Paid-in capital	24,883
Accumulated deficit	(49)
Net Assets	$24,834
Shares outstanding (unlimited number of shares authorized, no par value)	2,501
Net asset value, offering and redemption price per share	$9 .93

See accompanying notes which are an integral part of these financial statements.

7

Tactical Multi-Purpose Fund
Statement of Operations
For the year ended August 31, 2020

Investment Income
Interest income	$200
Total investment income	200

Expenses
Fund accounting	25,628
Administration	25,625
Legal	20,149
Trustee	12,930
Audit and tax	12,800
Transfer agent	12,000
Compliance services	12,000
Custodian	5,000
Report printing	3,095
Registration	316
Pricing	85
Investment Adviser	62
Miscellaneous	18,662
Total expenses	148,352
Fees waived and expenses reimbursed by Adviser	(146,359)
Fees reduced by Administrator	(1,744)
Net operating expenses	249
Net investment loss	(49)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized depreciation of investment securities	(1)
Net realized and change in unrealized loss on investments	(1)
Net decrease in net assets resulting from operations	$(50)

See accompanying notes which are an integral part of these financial statements.

8

Tactical Multi-Purpose Fund
Statements of Changes in Net Assets

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(49)	$38
Net realized gain on investment securities transactions	—	1
Net change in unrealized appreciation (depreciation) of investment securities	(1)	1
Net increase (decrease) in net assets resulting from operations	(50)	40

Total Increase (Decrease) in Net Assets	(50)	40

Net Assets
Beginning of year	24,884	24,844
End of year	$24,834	$24,884

See accompanying notes which are an integral part of these financial statements.

9

Tactical Multi-Purpose Fund

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018	For the Period Ended August 31, 2017(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.95	$9.93	$9.98	$10.00

Investment operations:
Net investment income (loss)	(0.02)	0.02	(0.05)	(0.02)
Net realized and unrealized gain	— (b)	— (b)	—	—
Total from investment operations	(0.02)	0.02	(0.05)	(0.02)

Net asset value, end of period	$9.93	$9.95	$9.93	$9.98

Total Return(c)	(0.20)%	0.20%	(0.50)%	(0.20	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$25	$25	$25	$25
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(e)
Ratio of gross expenses to average net assets before waiver and reimbursement	596.00%	589.45%	534.46%	558.98	%(e)
Ratio of net investment income (loss) to average net assets	(0.20)%	0.15%	(0.46)%	(0.49	)%(e)
Portfolio turnover rate	0%	0%	0%	0	%(d)

(a)	For the period March 30, 2017(commencement of operations) to August 31, 2017.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

10

Tactical Multi-Purpose Fund

Notes to the Financial Statements

August 31, 2020

NOTE 1. ORGANIZATION

Tactical Multi-Purpose Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 30, 2017. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

11

Tactical Multi-Purpose Fund

Notes to the Financial Statements (continued)

August 31, 2020

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

12

Tactical Multi-Purpose Fund

Notes to the Financial Statements (continued)

August 31, 2020

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$9,998	$—	$9,998
Total	$—	$9,998	$—	$9,998

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2020, the Adviser earned fees of $62 from the Fund before the waiver and reimbursement described below.

The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2025 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business. This expense cap may not be terminated prior to this date except by the Board of Trustees.

13

Tactical Multi-Purpose Fund

Notes to the Financial Statements (continued)

August 31, 2020

Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek repayment of expense reimbursements in the amount as follow:

Recoverable through
August 31, 2021	$131,256
August 31, 2022	145,625
August 31, 2023	146,296

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended August 31, 2020, the Administrator earned fees of $25,625 for administration services, $25,628 for fund accounting services, $12,000 for transfer agent services, and $12,000 for compliance services. At August 31, 2020, the Fund owed the Administrator $5,256 for such services.

The Administrator has agreed to waive fees to the extent necessary that the Fund’s total annual operating expenses (excluding taxes, borrowing costs such as interest and dividend expenses on securities sold short, brokerage commissions, acquired fund fees and expenses, shareholder servicing fees paid to financial intermediaries, extraordinary expenses and expenses outside the normal course of business) do not exceed $156,000 annually or $13,000 per month. The waiver will be suspended and forfeited in any month that the Adviser is not the sole shareholder of the Fund. Prior to April 1, 2020, the total operating expense limit was $150,000. During the fiscal year ended August 31, 2020, the total amount waived by the Administrator was $1,744.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2020, there were no purchases or sales of investment securities, other than short-term investments.

14

Tactical Multi-Purpose Fund

Notes to the Financial Statements (continued)

August 31, 2020

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the Adviser owned 99.96% of the Fund's outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$—
Gross unrealized depreciation	—
Net unrealized appreciation on investments	$—

Tax cost of investments	$9,998

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(49)
Total accumulated earnings	$(49)

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended August 31, 2020, the Fund deferred qualified late year ordinary losses in the amount of $49.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tactical Multi-Purpose Fund and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tactical Multi-Purpose Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 30, 2020

16

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$997.00	$5.02	1.00%
Hypothetical(b)	$1,000.00	$1,020.11	$5.08	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

17

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 24 series.

The following table provides information regarding the Officers of the Trust.

18

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

19

PRIVACY NOTICE	Rev. January 2020

FACTS	WHAT DOES TACTICAL MULTI-PURPOSE FUND (THE "FUND") DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

   • Social Security number

   • account balances and account transactions

   • transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 550-1071

Who we are
Who is providing this notice?	Tactical Multi-Purpose Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

20

What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

 •  open an account or deposit money

 •  make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

 •  sharing for affiliates’ everyday business purposes—information about your creditworthiness

 •  affiliates from using your information to market to you

 •  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

 •   Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn't jointly market.

21

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 550-1071 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES Kenneth G.Y. Grant, Chairman David R. Carson Daniel J. Condon Gary E. Hippenstiel Stephen A. Little Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 N Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS David R. Carson, President Zachary P. Richmond, Treasurer and Chief Financial Officer Lynn E. Wood, Chief Compliance Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Fisher Asset Management, LLC 5525 NW Fisher Creek Drive Camas, WA 98607	CUSTODIAN MUFG Union Bank, N.A. 350 California Street, Suite 2018 San Francisco, CA 94104

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2020

Fisher Investments Institutional Group
Stock Fund for Retirement Plans

Fisher Investments Institutional Group
ESG Stock Fund for Retirement Plans

Fisher Investments Institutional Group
Fixed Income Fund for Retirement Plans

Fisher Investments Institutional Group
ESG Fixed Income Fund for Retirement Plans

Fund Adviser:

Fisher Asset Management, LLC
5525 NW Fisher Creek Drive,
Camas, Washington 98607
(800) 851-8845

FISHER INVESTMENTS INSTITUTIONAL GROUP
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Dear Shareholder:

Fisher Investments Business Continuity Planning and COVID-19 Preparedness

Fisher Investments (FI) and its subsidiaries have robust Business Continuity Planning in place to address potential business disruptions that may arise from COVID-19, or any variety of circumstances that could affect normal business operations. The safety and well-being of our employees, as well as ensuring continuity of service and portfolio management to our valued clients and partners, is of the utmost importance.

Market Impact of COVID-19

Global stocks followed one of history’s worst quarters with one of its best in Q2, soaring 19.2%. Year-to-date through August 31, global stocks are down -6.3%. Similarly, emerging market (EM) equities rose 18.1% in Q2, as growing progress—and clarity—on major emerging and developed countries’ COVID-19 lockdown relaxations continued. Though we believe an initial recovery is indeed underway, equities’ path from here isn’t pre-determined. While we remain vigilant and monitor multiple variables, there is little reason equities shouldn’t do well from here.

The coronavirus wasn’t even known to researchers until mere months ago—and much about it remains unclear. Beyond this, will government mandated social distancing and COVID-19 containment guidelines expire soon, or will governments around the world extend them again? Will infection rates keep falling in Europe and allow normal life to resume, or will containment efforts there long endure? These questions can’t be answered now, but all have resolutions. Yet, we believe, equities should increase long before those resolutions emerge.

We see this bounce as a new bull market starting, but one that is acting more like the recovery side of a hugely oversized market correction than a conventional early bull market. That said, it is far too early to be certain and we aren’t suggesting markets are on a pre-set course. However, a sustained climb with periodic volatility seems much more likely than another steep downturn. As noted in the February 29, 2020 Shareholders Letter, relatively quick reopenings would likely fast-track a recovery, triggering a correction-like market rebound in speed of recovery and lack of leadership rotation . That seemingly is underway.

We believe sentiment is classically early bull market. Few investors believe the rally. As Ken highlighted in a recent column, pundits dismiss positives as fleeting or faulty—a mindset he coined “the Pessimism of Disbelief.” Most see the abysmal reports for Q2 GDP and quarterly earnings and believe equities are disconnected

FISHER INVESTMENTS INSTITUTIONAL GROUP
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

from reality—inflated by government or central bank largesse. They say markets ignore upticks in COVID-19 caseloads. Few fathom the simple fact that equities are leading indicators. Equities typically pre-price conditions 3 – 30 months out. In the all-time record-fast 2020 bear market , equities shifted focus to the very near end of that range, pricing the sudden, sharp economic contraction lockdowns wrought. But as that reality became widely known, markets shifted their focus. As is normal after a bear market-sized plunge creates pessimism, equities shifted to the 3 – 30 month range’s far edge—a time when, we believe COVID-19 will be old news, having been vanquished by a vaccine or just gradually diminishing.

Already, easing lockdowns have helped sprout economic green shoots. This should have surprised no one, considering there was nothing fundamentally wrong with the economy before lockdowns halted growth. This improvement is getting plenty of attention, but few expect it to last. As several states and countries pause or even reverse reopening plans, fears of renewed lockdowns remain. While a renewed, widespread lockdown could have a severe effect on equities, this scenario seems unlikely. Crucially, nearly every investor is considering this, so the markets have likely factored in a potential COVID-19 recurrence to a large extent already. To justify bearishness, we think it would take a probable negative that isn’t widely discussed—and therefore isn’t pre-priced now. We don’t see any such thing.

In Europe, the EU’s €1.85 trillion budget proposal grabbed headlines. The EU announced its long-term 2021-2027 budget—the key item: a coronavirus relief proposal of €500 billion in grants and €250 billion in loans, financed in part by newly issued common EU debt – a big step toward fiscal transfer union. Though headlines were positive on the development-both for the alleged near-term benefits for COVID-19 relief and the longer-term benefits of greater EU unity-we don’t think its passage or failure will materially impact Europe’s economic recovery. Additionally, the UK announced its tariff regime-the UK Global Tariff (UKGT)—which details what Brexit on World Trade Organization (WTO) terms would look like. While the regime upholds a few tariffs for industries such as the auto sector and agriculture, the outcome is broadly freer trade with non-EU nations. We also have greater clarity now, for even if a no-deal Brexit occurs, UKGT terms would apply to the EU. Ultimately, this very different from fears of a more-protectionist UK, and the removal of no-deal Brexit uncertainty is a positive, in our view.

In Brazil, calls mounted in May for the impeachment of President Jair Bolsonaro. In addition to criticisms of the government’s handling of the coronavirus response, these center around allegations by ex-Justice Minister Sergio Moro that President Bolsonaro fired the head of the federal police in order to install an ally. Presently, the legislature and President Bolsonaro are occupied with COVID-19 matters. While EM equities’

FISHER INVESTMENTS INSTITUTIONAL GROUP
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

rapid June ascent may slow, and further reopening hinges on politicians’ unpredictable decisions, we think the rebound is a new bull market beginning—running alongside a similar move in the developed world.

At a sector and style level, things are evolving largely as we expected. As equities fell in Q1, we observed that the market behaved as it typically does in a correction, rather than a long bear market with volatile declines late. It was just much bigger than a correction. Accordingly, we expected the categories that led as the last bull market matured to lead in the recovery—namely, the largest growth-oriented equities in Tech and Tech-like industries. Only if the bear market persisted did we expect a leadership shift toward smaller, more cyclical companies because it has worked well in global markets. While many called for small value equities to lead based on historical data, that hasn’t happened with consistency. The categories that led before the decline fell less than broad markets in the decline and have led markets higher in the upturn. Of course, like always, days and multi-week periods have seen countertrends. But overall, large, high-quality companies have outperformed. We expect this to continue, but we are actively monitoring this trend.

Risks exist—as always – and bear market recoveries are rarely smooth. While many remain pessimistic, we believe this is indication of the pessimism that characterizes early bull markets. With positive economic data being met with broad skepticism and negativity about a second wave growing, we think more gains are likely.

Fisher Investments Institutional Group Stock Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group Stock Fund for Retirement Plans outperformed the MSCI ACWI Investable Markets Index for the period from December 13, 2019 (commencement of operations) through August 31, 2020. During this period, the Fund returned 15.80% while the Fund’s primary benchmark, the MSCI ACWI Investable Markets Index, returned 5.65%. Country, sector and equity selection contributed to relative return. An overweight to and selection within the United States was the largest contributor to relative return, driven by consumer electronics manufacturer Apple, internet retailer Amazon and visual computing company Nvidia. Additionally, an overweight to and selection within China contributed as internet media company Tencent as well as internet retailers JD.com and Alibaba Group outperformed. Conversely, an overweight to and selection within Energy was the largest detractor driven by petroleum producer Petrobras, oil & gas extraction company Royal Dutch Shell and oilfield services company Schlumberger. Further, an overweight to and selection within Brazil detracted as banking & financial services providers Banco Bradesco and Itau Unibanco as well as mining company Vale underperformed.

FISHER INVESTMENTS INSTITUTIONAL GROUP
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Portfolio Shifts

There have been no trades placed as a direct result of the unfolding COVID-19 pandemic as of August 2020. In mid-February, trades totaling about 9% turnover were placed. These trades’ principal aim were to further position the fund for narrowing market breadth by increasing exposure to categories that have recently done well and we expect to continue outperforming. These trades added exposure to larger, high-quality, and growth-oriented stocks within the Information Technology, Communications Services, Health Care and Consumer Discretionary sectors. In tandem, we reduced exposure to companies and categories with less-compelling growth opportunities we believe won’t be as highly valued by investors.

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans outperformed the MSCI ACWI Investable Markets Index for the period from December 13, 2019 (commencement of operations) through August 31, 2020. During this period, the Fund returned 15.80% while the Fund’s primary benchmark, the MSCI ACWI Investable Markets Index, returned 5.65%. Country, sector and equity selection contributed to relative return. An overweight to and selection within the United States was the largest contributor to relative return, driven by consumer electronics manufacturer Apple, internet retailer Amazon and visual computing company Nvidia. Additionally, an overweight to and selection within China contributed as internet retailers JD.com and Alibaba Group as well as internet media company Tencent outperformed. Conversely, an overweight to and selection within Oil Gas & Consumable Fuels was the largest detractor driven by Exxon Mobil, BP and Ecopetrol. Further, an overweight to and selection within Brazilian Financials detracted as Banco Bradesco and Itau Unibanco underperformed.

Portfolio Shifts

There have been no trades placed as a direct result of the unfolding COVID-19 pandemic as of August 2020. In mid-February, trades totaling about 10% turnover were placed. These trades’ principal aim were to further position the fund for narrowing market breadth by increasing exposure to categories that have recently done well and we expect to continue outperforming. These trades added exposure to larger, high-quality, and growth-oriented stocks within the Information Technology, Communications Services, Health Care and Consumer Discretionary sectors. In tandem, we reduced exposure to companies and categories with less-compelling growth opportunities we believe won’t be as highly valued by investors.

FISHER INVESTMENTS INSTITUTIONAL GROUP
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

In mid-March we sold ING Groep from the Fund and added 0.5% to our position in Visa. We sold ING Groep, the Dutch bank, who seems to be at a disadvantage to larger peers with superior scale and product diversity, and has less-compelling growth opportunities. We expect Visa, owner of the largest electronic payments network, to benefit from the global trend towards cashless payments.

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans underperformed the ICE BofA US Broad Market Index for the period from December 13, 2019 (commencement of operations) through August 31, 2020. During this period, the Fund returned 5.30% while the Fund’s primary benchmark, the ICE Bank of America Merrill Lynch U.S. Broad Market Index, returned 6.76%. A positive shift effect within corporate debt was the largest driver of relative return. Further, the fund had a positive income effect during the period. Conversely, a lack of exposure to Sovereign debt was the largest detractor of relative returns.

Portfolio Shifts

No changes have been made to this Fund as a result of the unfolding COVID-19 pandemic.

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans underperformed the ICE BofA US Broad Market Index for the period from December 13, 2019 (commencement of operations) through August 31, 2020. During this period, the Fund returned 5.40% while the Fund’s primary benchmark, the ICE Bank of America Merrill Lynch U.S. Broad Market Index, returned 6.76%. A positive shift effect within corporate debt was the largest driver of relative return. Further, the Fund had a positive income effect during the period. Conversely, a lack of exposure to Sovereign debt was the largest detractor of relative returns.

Portfolio Shifts

No changes have been made to this Fund as a result of the unfolding COVID-19 pandemic.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
Investment Results (Unaudited)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (12/13/19)	Expense Ratio(c)
Fisher Investments Institutional Group Stock Fund for Retirement Plans	15.80%	0.00%
MSCI ACWI Investable Markets Index(b)	5.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group Stock Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 26 emerging markets. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratio is from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2020. The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 26 emerging markets. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (12/13/19)	Expense Ratio(c)
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	15.80%	0.00%
MSCI ACWI Investable Markets Index(b)	5.65%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 26 emerging markets. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratio is from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2020. The MSCI ACWI Investable Markets Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 26 emerging markets. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (12/13/19)	Expense Ratio(c)
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	5.30%	0.05%
ICE Bank of America Merrill Lynch U.S. Broad Market Index(b)	6.76%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The ICE Bank of America Merrill Lynch U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratio, which includes estimated acquired fund fees and expenses of 0.05%, are from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2020. The ICE Bank of America Merrill Lynch U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (12/13/19)	Expense Ratio(c)
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	5.40%	0.02%
ICE Bank of America Merrill Lynch U.S. Broad Market Index(b)	6.76%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The ICE Bank of America Merrill Lynch U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratio, which includes estimated acquired fund fees and expenses of 0.02%, are from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
Investment Results (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2020. The ICE Bank of America Merrill Lynch U.S. Broad Market Index measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of Fisher Investments Institutional Group Stock Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
Fund Holdings (Unaudited) – (continued)

(a)	As a percentage of net assets.

The investment objective of the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
Fund Holdings (Unaudited) – (continued)

(a)	As a percentage of net assets.

The investment objective of Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the ICE Bank of America Merrill Lynch U.S. Broad Market Index.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
Fund Holdings (Unaudited) – (continued)

(a)	As a percentage of net assets.

The investment objective of Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the ICE Bank of America Merrill Lynch U.S. Broad Market Index.

Availability of Portfolio Schedule (Unaudited)

The Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS

August 31, 2020

COMMON STOCKS — 99.06%	Shares	Fair Value
Australia — 1.31%
Materials — 1.31%
BHP Group Ltd.	26	$727
OZ Minerals Ltd.	77	830
Rio Tinto Ltd.	10	723
Total Australia		2,280

Brazil — 1.40%
Energy — 0.69%
Petroleo Brasileiro SA - ADR	146	1,193

Financials — 0.47%
Banco Bradesco SA - ADR	108	407
Itau Unibanco Holding SA - ADR	99	422
		829
Materials — 0.24%
Vale SA - ADR	38	418

Total Brazil		2,440

Canada — 0.55%
Materials — 0.55%
Hudbay Minerals, Inc.	80	358
Lundin Mining Corp.	93	583
Total Canada		941

China — 8.09%
Communications — 3.82%
51job Inc.(a)	6	393
Tencent Holdings Ltd. - ADR	78	5,331
Trip.com Group Ltd. - ADR(a)	30	907
		6,631
Consumer Discretionary — 4.27%
Alibaba Group Holding Ltd. - ADR(a)	16	4,592
JD.com, Inc. - ADR(a)	36	2,831
		7,423
Total China		14,054

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.06% - continued	Shares	Fair Value
France — 4.69%
Consumer Discretionary — 1.24%
Kering S.A. - ADR	35	$2,161

Energy — 0.80%
Total S.A.	35	1,382

Financials — 0.40%
BNP Paribas S.A.	16	698

Health Care — 0.52%
Sanofi S.A.	9	911

Technology — 1.73%
Dassault Systemes S.A.	16	3,013

Total France		8,165

Germany — 1.34%
Consumer Discretionary — 0.31%
Sixt SE(a)	6	543

Industrials — 1.03%
MTU Aero Engines AG	3	556
Siemens AG	9	1,242
		1,798
Total Germany		2,341

Hong Kong — 0.86%
Health Care — 0.86%
Sino Biopharmaceutical Ltd. - ADR	75	1,500
Total Hong Kong		1,500

Italy — 0.80%
Energy — 0.31%
Eni SpA	58	540

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.06% - continued	Shares	Fair Value
Italy — 0.80% - continued
Financials — 0.49%
Intesa Sanpaolo SpA(a)	390	$840

Total Italy		1,380

Japan — 3.84%
Industrials — 3.84%
Daifuku Co. Ltd - ADR(a)	42	924
FANUC Corp. - ADR	99	1,737
SMC Corp. - ADR	98	2,705
Yaskawa Electric Corp. - ADR	18	1,297
Total Japan		6,663

Korea (Republic Of) — 2.03%
Technology — 2.03%
Samsung Electronics Company Ltd. - GDR	3	3,531
Total Korea (Republic Of)		3,531

Netherlands — 1.72%
Financials — 0.43%
ING Groep N.V.(a)	93	755

Technology — 1.29%
ASML Holding N.V.	6	2,250

Total Netherlands		3,005

Spain — 0.48%
Financials — 0.48%
Banco Bilbao Vizcaya Argentaria S.A.	142	416
Banco Santander S.A.	190	422
Total Spain		838

Switzerland — 0.89%
Health Care — 0.89%
Novartis AG	18	1,554
Total Switzerland		1,554

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.06% - continued	Shares	Fair Value
Taiwan Province Of China — 3.10%
Technology — 3.10%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	68	$5,389
Total Taiwan Province Of China		5,389

United Kingdom — 2.16%
Energy — 0.89%
BP PLC	149	526
Royal Dutch Shell PLC	69	1,027
		1,553
Health Care — 1.27%
AstraZeneca PLC	12	1,337
GlaxoSmithKline PLC	44	866
		2,203
Total United Kingdom		3,756

United States — 65.80%
Communications — 6.15%
Alphabet, Inc., Class A(a)	4	6,519
Facebook, Inc., Class A(a)	7	2,052
Netflix, Inc.(a)	4	2,118
		10,689
Consumer Discretionary — 6.24%
Amazon.com, Inc.(a)	2	6,902
Home Depot, Inc. (The)	8	2,280
NIKE, Inc., Class B	8	895
Starbucks Corp.	9	760
		10,837
Consumer Staples — 4.55%
Costco Wholesale Corp.	10	3,477
Procter & Gamble Co. (The)	13	1,798
Walmart, Inc.	19	2,638
		7,913

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.06% - continued	Shares	Fair Value
United States — 65.80% - continued
Energy — 1.77%
Chevron Corp.	15	$1,259
Exxon Mobil Corp.	21	839
Marathon Oil Corp.	40	211
Schlumberger Ltd.	41	779
		3,088
Financials — 3.89%
American Express Co.	13	1,321
BlackRock, Inc.	3	1,783
Goldman Sachs Group, Inc. (The)	5	1,024
JPMorgan Chase & Co.	11	1,101
Morgan Stanley	29	1,516
		6,745
Health Care — 8.18%
Abbott Laboratories	9	985
Align Technology, Inc.(a)	7	2,079
Clovis Oncology, Inc.(a)	23	120
Danaher Corp.	5	1,032
Edwards LifeSciences Corp.(a)	9	773
Eli Lilly & Co.	14	2,077
Exact Sciences Corp.(a)	7	527
Intuitive Surgical, Inc.(a)	2	1,462
Merck & Co., Inc.	17	1,450
PTC Therapeutics, Inc.(a)	15	741
Puma Biotechnology, Inc.(a)	17	175
Sarepta Therapeutics, Inc.(a)	5	732
Stryker Corp.	6	1,189
Thermo Fisher Scientific, Inc.	2	858
		14,200
Industrials — 3.74%
AeroVironment, Inc.(a)	14	1,070
Boeing Co. (The)	3	515
Carrier Global Corp.	6	179
Cummins, Inc.	4	829
Deere & Co.	4	840
Kansas City Southern	10	1,820
Otis Worldwide Corp.	3	189
Raytheon Technologies Corp.	6	366

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.06% - continued	Shares	Fair Value
United States — 65.80% - continued
Industrials — 3.74% - continued
Rockwell Automation, Inc.	3	$691
		6,499
Materials — 0.57%
Cleveland-Cliffs, Inc.	69	454
Materion Corp.	10	546
		1,000
Technology — 30.71%
Adobe, Inc.(a)	9	4,621
Apple, Inc.	72	9,291
Autodesk, Inc.(a)	7	1,720
Cisco Systems, Inc.	54	2,280
Intel Corp.	60	3,057
MasterCard, Inc., Class A	22	7,880
Microsoft Corp.	37	8,344
NVIDIA Corp.	11	5,885
Oracle Corp.	42	2,403
Paycom Software, Inc.(a)	6	1,797
salesforce.com, Inc.(a)	16	4,362
Visa, Inc., Class A	8	1,696
		53,336
Total United States		114,307

Total Common Stocks — 99.06% (Cost $149,927)		172,144

Total Investments — 99.06% (Cost $149,927)		172,144

Other Assets in Excess of Liabilities — 0.94%		1,628

NET ASSETS — 100.00%		$173,772

(a)	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS

August 31, 2020

COMMON STOCKS — 99.19%	Shares	Fair Value
Australia — 1.35%
Materials — 1.35%
OZ Minerals Ltd.	70	$755
Rio Tinto Ltd.	22	1,590
Total Australia		2,345

Brazil — 0.47%
Financials — 0.47%
Banco Bradesco S.A. - ADR	108	407
Itau Unibanco Holding S.A. - ADR	99	422
Total Brazil		829

Canada — 0.32%
Materials — 0.32%
Lundin Mining Corp.	90	564
Total Canada		564

China — 8.34%
Communications — 3.98%
51job Inc.(a)	8	524
Tencent Holdings Ltd. - ADR	79	5,399
Trip.com Group Ltd. - ADR(a)	33	998
		6,921
Consumer Discretionary — 4.36%
Alibaba Group Holding Ltd. - ADR(a)	16	4,592
JD.com, Inc. - ADR(a)	38	2,988
		7,580
Total China		14,501

Colombia — 0.76%
Energy — 0.76%
Ecopetrol S.A. - ADR	116	1,321
Total Colombia		1,321

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.19% - continued	Shares	Fair Value
France — 3.92%
Consumer Discretionary — 1.17%
Kering SA - ADR	33	$2,037

Financials — 0.38%
BNP Paribas S.A.	15	654

Health Care — 0.64%
Sanofi S.A.	11	1,114

Technology — 1.73%
Dassault Systemes S.A.	16	3,013

Total France		6,818

Germany — 1.03%
Consumer Discretionary — 0.31%
Sixt SE(a)	6	543

Industrials — 0.72%
Siemens AG	9	1,242

Total Germany		1,785

Hong Kong — 0.88%
Health Care — 0.88%
Sino Biopharmaceutical Ltd. - ADR	76	1,520
Total Hong Kong		1,520

Italy — 0.80%
Energy — 0.33%
Eni SpA	61	568

Financials — 0.47%
Intesa Sanpaolo SpA(a)	380	818

Total Italy		1,386

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.19% - continued	Shares	Fair Value
Japan — 2.60%
Industrials — 2.60%
Daifuku Co. Ltd - ADR(a)	43	$946
FANUC Corp. - ADR	92	1,615
Yaskawa Electric Corp. - ADR	27	1,945
Total Japan		4,506

Korea (Republic Of) — 1.36%
Technology — 1.36%
Samsung Electronic Company, Ltd. - GDR	2	2,354
Total Korea (Republic Of)		2,354

Netherlands — 2.17%
Consumer Staples — 0.87%
Unilever NV	26	1,505

Technology — 1.30%
ASML Holding N.V.	6	2,250
Total Netherlands		3,755

Spain — 1.03%
Energy — 0.54%
Repsol S.A.	119	940

Financials — 0.49%
Banco Bilbao Vizcaya Argentaria S.A.	137	401
Banco Santander S.A.	200	444
		845
Total Spain		1,785

Switzerland — 0.60%
Industrials — 0.60%
ABB Ltd.	41	1,042
Total Switzerland		1,042

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.19% - continued	Shares	Fair Value
Taiwan Province Of China — 3.06%
Technology — 3.06%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	67	$5,310
Total Taiwan Province Of China		5,310

United Kingdom — 2.57%
Energy — 0.97%
BP PLC	479	1,691

Health Care — 1.31%
AstraZeneca PLC	12	1,337
GlaxoSmithKline PLC	48	944
		2,281
Materials — 0.29%
Antofagasta PLC	35	502
Total United Kingdom		4,474

United States — 67.93%
Communications — 6.16%
Alphabet, Inc., Class A(a)	4	6,519
Facebook, Inc., Class A(a)	7	2,052
Netflix, Inc.(a)	4	2,118
		10,689
Consumer Discretionary — 6.25%
Amazon.com, Inc.(a)	2	6,903
Home Depot, Inc. (The)	8	2,280
NIKE, Inc., Class B	8	895
Starbucks Corp.	9	760
		10,838
Consumer Staples — 3.60%
Costco Wholesale Corp.	8	2,781
PepsiCo, Inc.	11	1,541
Procter & Gamble Co. (The)	14	1,936
		6,258

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.19% - continued	Shares	Fair Value
United States — 67.93% - continued
Energy — 1.64%
Exxon Mobil Corp.	45	$1,798
Marathon Oil Corp.	54	285
Schlumberger Ltd.	40	760
		2,843
Financials — 3.80%
American Express Co.	14	1,422
BlackRock, Inc.	3	1,783
Goldman Sachs Group, Inc. (The)	5	1,024
JPMorgan Chase & Co.	10	1,003
Morgan Stanley	26	1,359
		6,591
Health Care — 9.88%
Abbott Laboratories	9	985
Align Technology, Inc.(a)	7	2,079
Danaher Corp.	5	1,032
Edwards LifeSciences Corp.(a)	9	773
Eli Lilly & Co.	16	2,374
Exact Sciences Corp.(a)	8	602
Intuitive Surgical, Inc.(a)	3	2,193
Merck & Co., Inc.	19	1,620
PTC Therapeutics, Inc.(a)	14	692
Puma Biotechnology, Inc.(a)	61	628
Sarepta Therapeutics, Inc.(a)	5	732
Stryker Corp.	6	1,189
Thermo Fisher Scientific, Inc.	2	858
Vertex Pharmaceuticals, Inc.(a)	5	1,396
		17,153
Industrials — 3.77%
Cummins, Inc.	4	829
Deere & Co.	4	840
HEICO Corp.	10	1,100
Kansas City Southern	9	1,638
Rockwell Automation, Inc.	8	1,844
Spirit AeroSystems Holdings, Inc., Class A	15	308
		6,559

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 99.19% - continued	Shares	Fair Value
United States — 67.93% - continued
Materials — 0.58%
Cleveland-Cliffs, Inc.	70	$461
Materion Corp.	10	546
		1,007
Technology — 32.25%
Adobe, Inc.(a)	10	5,134
Apple, Inc.	76	9,807
Autodesk, Inc.(a)	7	1,720
Cisco Systems, Inc.	54	2,280
Intel Corp.	56	2,853
MasterCard, Inc., Class A	23	8,238
Microsoft Corp.	37	8,344
NVIDIA Corp.	11	5,885
Oracle Corp.	45	2,575
Paycom Software, Inc.(a)	6	1,797
salesforce.com, Inc.(a)	17	4,635
Visa, Inc., Class A	13	2,756
		56,024
Total United States		117,962

Total Common Stocks— 99.19% (Cost $149,470)		172,257

Total Investments — 99.19% (Cost $149,470)		172,257

Other Assets in Excess of Liabilities — 0.81%		1,411

NET ASSETS — 100.00%		$173,668

(a)	Non-income producing security.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS

August 31, 2020

CORPORATE BONDS — 60.46%	Principal Amount	Fair Value
Communications — 9.57%
Alphabet, Inc., 3.63%, 5/19/2021	$100,000	$102,440
Comcast Corp., 3.55%, 5/1/2028	100,000	116,252
TWDC Enterprises 18 Corp., 3.15%, 9/17/2025	75,000	83,755
		302,447
Consumer Discretionary — 6.20%
Amazon.com, Inc., 3.80%, 12/5/2024	75,000	85,067
Home Depot, Inc. (The), 3.75%, 2/15/2024	100,000	110,724
		195,791
Consumer Staples — 7.94%
Coca-Cola Co. (The), 2.25%, 9/1/2026	100,000	108,945
Procter & Gamble Co. (The), 5.50%, 2/1/2034	100,000	142,103
		251,048
Financials — 14.34%
BlackRock, Inc., 3.25%, 4/30/2029	100,000	117,275
Citigroup, Inc., 3.50%, 5/15/2023	100,000	107,242
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/2026	100,000	111,646
JPMorgan Chase & Co., 4.13%, 12/15/2026	100,000	117,045
		453,208
Health Care — 2.79%
Pfizer, Inc., 3.45%, 3/15/2029	75,000	88,068

Industrials — 5.28%
Caterpillar Financial Services Corp., 2.55%, 11/29/2022	75,000	78,709
Southwest Airlines Co., 7.38%, 3/1/2027	75,000	88,089
		166,798

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

CORPORATE BONDS — 60.46% - continued	Principal Amount	Fair Value
Technology — 14.34%
Cisco Systems, Inc., 2.95%, 2/28/2026	$100,000	$113,037
Microsoft Corp., 3.30%, 2/6/2027	100,000	114,631
Oracle Corp., 3.25%, 11/15/2027	100,000	113,243
Visa, Inc., 3.15%, 12/14/2025	100,000	112,507
		453,418
Total Corporate Bonds (Cost $1,809,154)		1,910,778

EXCHANGE-TRADED FUNDS — 35.94%	Shares
iShares MBS ETF	6,329	700,494
Xtrackers USD High Yield Corporate Bond ETF	8,924	435,134
Total Exchange-Traded Funds (Cost $1,132,619)		1,135,628

Total Investments — 96.40% (Cost $2,941,773)		3,046,406

Other Assets in Excess of Liabilities — 3.60%		113,662

NET ASSETS — 100.00%		$3,160,068

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS

August 31, 2020

CORPORATE BONDS — 60.43%	Principal Amount	Fair Value
Communications — 9.57%
Alphabet, Inc., 3.63%, 5/19/2021	$100,000	$102,440
Comcast Corp., 3.55%, 5/1/2028	100,000	116,252
TWDC Enterprises 18 Corp., 3.15%, 9/17/2025	75,000	83,755
		302,447
Consumer Discretionary — 6.19%
Amazon.com, Inc., 3.80%, 12/5/2024	75,000	85,067
Home Depot, Inc.(The), 3.75%, 2/15/2024	100,000	110,724
		195,791
Consumer Staples — 7.94%
Coca-Cola Co. (The), 2.25%, 9/1/2026	100,000	108,945
Procter & Gamble Co. (The), 5.50%, 2/1/2034	100,000	142,103
		251,048
Financials — 14.33%
BlackRock, Inc., 3.25%, 4/30/2029	100,000	117,275
Citigroup, Inc., 3.50%, 5/15/2023	100,000	107,242
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/2026	100,000	111,646
JPMorgan Chase & Co., 4.13%, 12/15/2026	100,000	117,045
		453,208
Health Care — 2.79%
Pfizer, Inc., 3.45%, 3/15/2029	75,000	88,068

Industrials — 5.28%
Caterpillar Financial Services Corp., 2.55%, 11/29/2022	75,000	78,709
Southwest Airlines Co., 7.38%, 3/1/2027	75,000	88,089
		166,798

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

CORPORATE BONDS — 60.43% - continued	Principal Amount	Fair Value
Technology — 14.33%
Cisco Systems, Inc., 2.95%, 2/28/2026	$100,000	$113,037
Microsoft Corp., 3.30%, 2/6/2027	100,000	114,631
Oracle Corp., 3.25%, 11/15/2027	100,000	113,243
Visa, Inc., 3.15%, 12/14/2025	100,000	112,507
		453,418
Total Corporate Bonds (Cost $1,809,155)		1,910,778

EXCHANGE-TRADED FUNDS — 36.01%	Shares
iShares MBS ETF	6,331	700,715
Nuveen ESG High Yield Corporate Bond ETF	17,725	437,985
Total Exchange-Traded Funds (Cost $1,132,427)		1,138,700

Total Investments — 96.44% (Cost $2,941,582)		3,049,478

Other Assets in Excess of Liabilities — 3.56%		112,525

NET ASSETS — 100.00%		$3,162,003

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2020

	Fisher Investments Institutional Group
	Stock Fund for Retirement Plans	ESG Stock Fund for Retirement Plans	Fixed Income Fund for Retirement Plans	ESG Fixed Income Fund for Retirement Plans
Assets
Investments in securities at value (cost $149,927, $149,470, $2,941,773 and $2,941,582)	$172,144	$172,257	$3,046,406	$3,049,478
Cash	1,435	1,193	97,497	96,360
Dividends and interest receivable	193	218	16,165	16,165
Total Assets	173,772	173,668	3,160,068	3,162,003
Net Assets	$173,772	$173,668	$3,160,068	$3,162,003
Net Assets consist of:
Paid-in capital	150,007	150,006	2,999,845	2,999,851
Accumulated earnings	23,765	23,662	160,223	162,152
Net Assets	$173,772	$173,668	$3,160,068	$3,162,003
Shares outstanding (unlimited number of shares authorized, no par value)	15,001	15,001	300,001	300,001
Net asset value (“NAV”) and offering price per share	$11.58	$11.58	$10.53	$10.54

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
STATEMENTS OF OPERATIONS

For the period ended August 31, 2020(a)

	Fisher Investments Institutional Group
	Stock Fund for Retirement Plans	ESG Stock Fund for Retirement Plans	Fixed Income Fund for Retirement Plans	ESG Fixed Income Fund for Retirement Plans
Investment Income
Dividend income	$1,701	$1,917	$26,320	$24,993
Interest income	10	11	29,105	29,104
Foreign dividend taxes withheld	(185)	(188)	—	—
Total investment income	1,526	1,740	55,425	54,097
Net investment income	1,526	1,740	55,425	54,097
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	31	(855)	—	—
Net realized loss on foreign currency translations	(13)	(15)	—	—
Net change in unrealized appreciation of investment securities and foreign currency translations	22,218	22,788	104,633	107,896
Net realized and change in unrealized gain on investments and foreign currency	22,236	21,918	104,633	107,896
Net increase in net assets resulting from operations	$23,762	$23,658	$160,058	$161,993

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
STATEMENTS OF CHANGES IN NET ASSETS

	Fisher Investments Institutional Group
	Stock Fund for Retirement Plans	ESG Stock Fund for Retirement Plans
	For the Period Ended August 31, 2020(a)	For the Period Ended August 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,526	$1,740
Net realized gain (loss) on investment securities transactions and foreign currency translations	18	(870)
Net change in unrealized appreciation of investment securities and foreign currency translations	22,218	22,788
Net increase in net assets resulting from operations	23,762	23,658
Capital Transactions
Proceeds from shares sold	150,010	150,010
Amount paid for shares redeemed	—	—
Net increase in net assets resulting from capital transactions	150,010	150,010
Total Increase in Net Assets	173,772	173,668
Net Assets
Beginning of period	—	—
End of period	$173,772	$173,668
Share Transactions
Shares sold	15,001	15,001
Shares redeemed	—	—
Net increase in shares outstanding	15,001	15,001

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	Fisher Investments Institutional Group
	Fixed Income Fund for Retirement Plans	ESG Fixed Income Fund for Retirement Plans
	For the Period Ended August 31, 2020(a)	For the Period Ended August 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$55,425	$54,097
Net realized gain (loss) on investment securities transactions and foreign currency translations	—	—
Net change in unrealized appreciation of investment securities and foreign currency translations	104,633	107,896
Net increase in net assets resulting from operations	160,058	161,993
Capital Transactions
Proceeds from shares sold	3,000,010	3,000,010
Amount paid for shares redeemed	—	—
Net increase in net assets resulting from capital transactions	3,000,010	3,000,010
Total Increase in Net Assets	3,160,068	3,162,003
Net Assets
Beginning of period	—	—
End of period	$3,160,068	$3,162,003
Share Transactions
Shares sold	300,001	300,001
Shares redeemed	—	—
Net increase in shares outstanding	300,001	300,001

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
STOCK FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended
	August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.10
Net realized and unrealized gain	1.48
Total from investment operations	1.58
Net asset value, end of period	$11.58

Total Return(b)	15.80	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$174
Ratio of net investment income to average net assets	1.44	%(d)
Portfolio turnover rate	12	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG STOCK FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended
	August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.12
Net realized and unrealized gain	1.46
Total from investment operations	1.58
Net asset value, end of period	$11.58

Total Return(b)	15.80	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$174
Ratio of net investment income to average net assets	1.64	%(d)
Portfolio turnover rate	15	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
FIXED INCOME FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended
	August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.18
Net realized and unrealized gain	0.35
Total from investment operations	0.53
Net asset value, end of period	$10.53

Total Return(b)	5.30	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,160
Ratio of net investment income to average net assets(d)	2.51	%(e)
Portfolio turnover rate	—	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	This ratio excludes the impact of expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP
ESG FIXED INCOME FUND FOR RETIREMENT PLANS
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended
	August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.18
Net realized and unrealized gain	0.36
Total from investment operations	0.54
Net asset value, end of period	$10.54

Total Return(b)	5.40	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,162
Ratio of net investment income to average net assets(d)	2.46	%(e)
Portfolio turnover rate	—	%(c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	This ratio excludes the impact of expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2020

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group Stock Fund for Retirement Plans (the “Stock Fund”), Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “ESG Stock Fund”), Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (the “Fixed Income Fund”) and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “ESG Fixed Income Fund”) (each a “Fund” and collectively the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The Funds commenced operations on December 13, 2019. The investment adviser to the Funds is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Stock Fund and ESG Stock Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Markets Index. The investment objective of the Fixed Income Fund and ESG Fixed Income Fund is to outperform, net of fees and expenses, the return of the ICE Bank of America Merrill Lynch U.S. Broad Market Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statements of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the applicable Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal period ended August 31, 2020, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the statements of operations when incurred. During the fiscal period ended August 31, 2020, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., inception and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends, related reclaims, and foreign capital gain taxes have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

For the fiscal period ended August 31, 2020, the Funds made the following reclassifications to increase (decrease) the components of net assets:

	Paid-In Capital	Accumulated Earnings (Deficit)
Stock Fund	$(3)	$3
ESG Stock Fund	(4)	4
Fixed Income Fund	(165)	165
ESG Fixed Income Fund	(159)	159

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks and ETFs, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Funds might reasonably

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Stock Fund
Assets
Common Stocks(a)	$169,720	$2,424	$—	$172,144
Total	$169,720	$2,424	$—	$172,144

ESG Stock Fund
Assets
Common Stocks(a)	$169,791	$2,466	$—	$172,257
Total	$169,791	$2,466	$—	$172,257

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

	Valuation Inputs
	Level 1	Level 2	Level 3	Total

Fixed Income Fund
Assets
Corporate Bonds(a)	$—	$1,910,778	$—	$1,910,778
Exchange-Traded Funds	1,135,628	—	—	1,135,628
Total	$1,135,628	$1,910,778	$—	$3,046,406

ESG Fixed Income Fund
Assets
Corporate Bonds(a)	$—	$1,910,778	$—	$1,910,778
Exchange-Traded Funds	1,138,700	—	—	1,138,700
Total	$1,138,700	$1,910,778	$—	$3,049,478

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Funds, manages the Funds’ investments. The Adviser pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds’ expenses, except those specified above, are paid by the Adviser. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments were as follows:

	Stock Fund	ESG Stock Fund	Fixed Income Fund	ESG Fixed Income Fund
Purchases	$167,074	$171,895	$2,955,904	$2,955,714
Sales	17,179	21,570	—	—

There were no purchases or sales of long-term U.S. government obligations during the fiscal period ended August 31, 2020.

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the Adviser owned 99.99%, 99.99%, 100.00% and 100.00% of the Stock Fund, ESG Stock Fund, Fixed Income Fund and ESG Fixed Income Fund outstanding shares, respectively. As a result, the Adviser may be deemed to control the Funds.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Stock Fund	ESG Stock Fund	Fixed Income Fund	ESG Fixed Income Fund
Gross unrealized appreciation	$34,532	$34,844	$128,631	$128,637
Gross unrealized depreciation	(12,315)	(12,057)	(23,998)	(20,741)
Net unrealized appreciation (depreciation) on investments	$22,217	$22,787	$104,633	$107,896
Tax cost of investments	$149,927	$149,470	$2,941,772	$2,941,582

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Stock Fund	ESG Stock Fund	Fixed Income Fund	ESG Fixed Income Fund
Undistributed ordinary income	$1,548	$1,729	$55,590	$54,256
Accumulated capital and other losses	—	(855)	—	—
Unrealized appreciation on investments	22,217	22,788	104,633	107,896
Total accumulated earnings	$23,765	$23,662	$160,223	$162,152

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Funds’ fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended August 31, 2020, the ESG Stock Fund deferred post-October capital losses in the amount of $855.

NOTE 8. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of a Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of August 31, 2020, the Stock Fund and ESG Stock Fund had 38.86% and 39.70%, respectively, of the value of its net assets invested in stocks within the Technology sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Fisher Investments Institutional Group Fund Family and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fisher Investments Institutional Group Stock Fund for Retirement Plans, Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Funds”), each a series of Unified Series Trust, as of August 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 13, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 30, 2020

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

SUMMARY OF FUND EXPENSES (Unaudited) – (continued)

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Fisher Investments Institutional Group Stock Fund for Retirement Plans
Actual	$1,000.00	$ 1,256.00	$ —	—%
Hypothetical(b)	$1,000.00	$ 1,025.14	$ —	—%

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans
Actual	$1,000.00	$ 1,251.90	$ —	—%
Hypothetical(b)	$1,000.00	$ 1,025.14	$ —	—%

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans
Actual	$1,000.00	$ 1,031.30	$ —	—%
Hypothetical(b)	$1,000.00	$ 1,025.14	$ —	—%

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans
Actual	$1,000.00	$ 1,031.30	$ —	—%
Hypothetical(b)	$1,000.00	$ 1,025.14	$ —	—%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 – present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 24 series.

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PRIVACY NOTICE	Rev. January 2020

FACTS	WHAT DO THE FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

Who we are
Who is providing this notice?	Fisher Investments Institutional Group Fund Family Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Funds collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Fisher Asset Management, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Fisher Investments Institutional Group Fund Family do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fisher Investments Institutional Group Fund Family don’t jointly market.

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OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 851-8845 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2020

Fisher Investments Institutional Group
All Foreign Equity Environmental and Social Values Fund

Fund Adviser:

Fisher Asset Management, LLC
5525 NW Fisher Creek Drive,
Camas, Washington 98607
(800) 851-8845

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Dear Shareholder:

Fisher Investments Business Continuity Planning and COVID-19 Preparedness

Fisher Investments (FI) and its subsidiaries have robust Business Continuity Planning in place to address potential business disruptions that may arise from COVID-19, or any variety of circumstances that could affect normal business operations. The safety and well-being of our employees, as well as ensuring continuity of service and portfolio management to our valued clients and partners, is of the utmost importance.

Market Impact of COVID-19

Global stocks followed one of history’s worst quarters with one of its best in Q2, soaring 19.2%. Year-to-date through August 31, global stocks are down -6.3%. Similarly, emerging market (EM) equities rose 18.1% in Q2, as growing progress—and clarity—on major emerging and developed countries’ COVID-19 lockdown relaxations continued. Though we believe an initial recovery is indeed underway, equities’ path from here isn’t pre-determined. While we remain vigilant and monitor multiple variables, there is little reason equities shouldn’t do well from here.

The coronavirus wasn’t even known to researchers until mere months ago—and much about it remains unclear. Beyond this, will government mandated social distancing and COVID-19 containment guidelines expire soon, or will governments around the world extend them again? Will infection rates keep falling in Europe and allow normal life to resume, or will containment efforts there long endure? These questions can’t be answered now, but all have resolutions. Yet, we believe, equities should increase long before those resolutions emerge.

We see this bounce as a new bull market starting, but one that is acting more like the recovery side of a hugely oversized market correction than a conventional early bull market. That said, it is far too early to be certain and we aren’t suggesting markets are on a pre-set course. However, a sustained climb with periodic volatility seems much more likely than another steep downturn. Early in the pandemic, we noted relatively quick reopenings would likely fast-track a recovery, triggering a correction-like market rebound in speed of recovery and lack of leadership rotation during market rally. That seemingly is underway.

We believe sentiment is classically early bull market. Few investors believe the rally. As Ken highlighted in a recent column, pundits dismiss positives as fleeting or faulty—a mindset he coined “the Pessimism of Disbelief.” Most see the abysmal

1

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

reports for Q2 GDP and quarterly earnings and believe equities are disconnected from reality—inflated by government or central bank largesse. They say markets ignore upticks in COVID-19 caseloads. Few fathom the simple fact that equities are leading indicators. Equities typically pre-price conditions 3 – 30 months out. In the all-time record-fast 2020 bear market, equities shifted focus to the very near end of that range, pricing the sudden, sharp economic contraction lockdowns wrought. But as that reality became widely known, markets shifted their focus. As is normal after a bear market-sized plunge creates pessimism, equities shifted to the 3 – 30 month range’s far edge—a time when, we believe, COVID-19 will be old news, having been vanquished by a vaccine or just gradually diminishing.

Already, easing lockdowns have helped sprout economic green shoots. This should have surprised no one, considering there was nothing fundamentally wrong with the economy before lockdowns halted growth. This improvement is getting plenty of attention, but few expect it to last. As several states and countries pause or even reverse reopening plans, fears of renewed lockdowns remain. While a renewed, widespread lockdown could have a severe effect on equities, this scenario seems unlikely. Crucially, nearly every investor is considering this, so the markets have likely factored in a potential COVID-19 recurrence to a large extent already. To justify bearishness, we think it would take a probable negative that isn’t widely discussed—and therefore isn’t pre-priced now. We don’t see any such thing.

In Europe, the EU’s €1.85 trillion budget proposal grabbed headlines. The EU announced its long-term 2021-2027 budget—the key item: a coronavirus relief proposal of €500 billion in grants and €250 billion in loans, financed in part by newly issued common EU debt – a big step toward fiscal transfer union. Though headlines were positive on the development-both for the alleged near-term benefits for COVID-19 relief and the longer-term benefits of greater EU unity-we don’t think its passage or failure will materially impact Europe’s economic recovery. Additionally, the UK announced its tariff regime-the UK Global Tariff (UKGT)—which details what Brexit on World Trade Organization (WTO) terms would look like. While the regime upholds a few tariffs for industries such as the auto sector and agriculture, the outcome is broadly freer trade with non-EU nations. We also have greater clarity now, for even if a no-deal Brexit occurs, UKGT terms would apply to the EU. Ultimately, this very different from fears of a more-protectionist UK, and the removal of no-deal Brexit uncertainty is a positive, in our view.

2

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

In Brazil, calls mounted in May for the impeachment of President Jair Bolsonaro. In addition to criticisms of the government’s handling of the coronavirus response, these center around allegations by ex-Justice Minister Sergio Moro that President Bolsonaro fired the head of the federal police in order to install an ally. Presently, the legislature and President Bolsonaro are occupied with COVID-19 matters. While EM equities’ rapid June ascent may slow, and further reopening hinges on politicians’ unpredictable decisions, we think the rebound is a new bull market beginning—running alongside a similar move in the developed world.

At a sector and style level, things are evolving largely as we expected. As equities fell in Q1, we observed that the market behaved as it typically does in a correction, rather than a long bear market with volatile declines late. It was just much bigger than a correction. Accordingly, we expected the categories that led as the last bull market matured to lead in the recovery—namely, the largest growth-oriented equities in Tech and Tech-like industries. Only if the bear market persisted did we expect a leadership shift toward smaller, more cyclical companies. While many called for small value equities to lead based on historical data, that hasn’t happened with consistency. The categories that led before the decline fell less than broad markets in the decline and have led markets higher in the upturn. Of course, like always, days and multi-week periods have seen countertrends. But overall, large, high-quality companies have outperformed. We expect this to continue, but we are actively monitoring this trend.

Risks exist—as always – and bear market recoveries are rarely smooth. While many remain pessimistic, we believe this is indication of the pessimism that characterizes early bull markets. With positive economic data being met with broad skepticism and negativity about a second wave growing, we think more gains are likely.

Performance Attribution

The Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund performed in line with the MSCI ACWI ex US Index for the period from July 17, 2020 (commencement of operations) through August 31, 2020. During this period, the Fund returned 3.60% while the Fund’s primary benchmark, the MSCI ACWI ex U.S. Index, returned 3.95%. Sector allocation contributed to relative return, while country and equity selection detracted. Selection within Taiwan was the largest contributor to relative return, driven by semiconductor manufacturer Taiwan Semiconductor. Additionally, selection within Industrials contributed as postal services courier Deutsche Post AG, wind turbines manufacturer Vestas Wind System and human resources company Recruit Holdings outperformed. Conversely, an overweight to and selection within United Kingdom was the largest detractor,

3

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

driven by pharmaceutical companies AstraZenca and GlaxoSmithKline as well as oil & gas extraction company BP. Further, an overweight to and selection within oil gas & consumables fuels detracted as Repsol, ENI and Ecopetrol underperformed.

Portfolio Shifts

No changes have been contemplated for this fund as a result of the unfolding COVID-19 pandemic.

4

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
Investment Results (Unaudited)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (7/17/20)
Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund	3.60%
MSCI ACWI ex U.S. Index(b)	3.95%

Expense Ratios(c)
Gross	2.26%
With Applicable Waivers	0.68%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The MSCI ACWI ex U.S. Index is a stock market index comprising of non-U.S. stocks from 23 developed markets and 26 emerging markets. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 0.68% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2020 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

5

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
Fund Holdings (Unaudited)

(a)	As a percentage of net assets

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI ex US Index.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

6

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS

August 31, 2020

COMMON STOCKS – 101.14%	Shares	Fair Value
Australia — 2.72%
Health Care — 1.36%
CSL Ltd.	10	$2,109

Technology — 1.36%
Atlassian Corp. PLC, Class A(a)	11	2,109

Total Australia		4,218

Brazil — 1.10%
Financials — 1.10%
Itau Unibanco Holding SA - ADR	403	1,717
Total Brazil		1,717

Canada — 0.55%
Technology — 0.55%
Open Text Corp.	19	862
Total Canada		862

China — 12.09%
Communications — 5.87%
NetEase, Inc. - ADR	4	1,949
Tencent Holdings Ltd. - ADR	105	7,176
		9,125
Consumer Discretionary — 5.50%
Alibaba Group Holding Ltd. - ADR(a)	18	5,166
JD.com, Inc. - ADR(a)	43	3,382
CNOOC Ltd. - ADR	10	1,132
		9,680
Total China		18,805

Colombia — 0.29%
Energy — 0.29%
Ecopetrol SA - ADR	39	444
Total Colombia		444

See accompanying notes which are an integral part of these financial statements.

7

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS – 101.14% - continued	Shares	Fair Value
Denmark — 2.90%
Energy — 1.37%
Vestas Wind Systems A/S	14	$2,129

Health Care — 1.53%
Novo Nordisk A/S, Class B	36	2,384

Total Denmark		4,513

France — 14.76%
Consumer Discretionary — 3.79%
Hermes International SA	4	3,433
Kering SA	4	2,456
		5,889
Consumer Staples — 2.84%
Danone SA	22	1,446
L’Oreal SA	9	2,973
		4,419
Financials — 0.71%
BNP Paribas SA(a)	12	523
Credit Agricole SA(a)	56	574
		1,097
Health Care — 2.06%
EssilorLuxottica SA(a)	11	1,472
Sanofi	17	1,721
		3,193
Industrials — 0.81%
Aeroports de Paris	6	628
Vinci SA - ADR	27	633
		1,261
Materials — 1.67%
Cie de Saint-Gobain	64	2,595

Technology — 2.88%
Dassault Systemes SE	14	2,636
Teleperformance	3	925
Worldline SA/France(a)	10	919
		4,480
Total France		22,934

See accompanying notes which are an integral part of these financial statements.

8

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS – 101.14% - continued	Shares	Fair Value
Germany — 10.72%
Consumer Staples — 1.34%
Beiersdorf AG	18	$2,079

Financials — 1.94%
Deutsche Boerse AG	16	3,023

Industrials — 3.63%
Deutsche Post AG	66	3,002
Siemens AG	19	2,622
		5,624
Technology — 3.81%
SAP SE	36	5,930

Total Germany		16,656

Hong Kong — 0.84%
Financials — 0.84%
AIA Group Ltd. - ADR	32	1,306
Total Hong Kong		1,306

India — 1.35%
Financials — 1.35%
HDFC Bank Ltd. - ADR(a)	42	2,083
Total India		2,083

Indonesia — 1.27%
Financials — 1.27%
Bank Rakyat Indonesia Persero Tbk PT - ADR	167	1,992
Total Indonesia		1,992

Israel — 0.59%
Technology — 0.59%
NICE-Systems Ltd. - ADR(a)	4	919
Total Israel		919

See accompanying notes which are an integral part of these financial statements.

9

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS – 101.14% - continued	Shares	Fair Value
Italy — 1.53%
Energy — 1.07%
Eni SpA	179	$1,666

Financials — 0.46%
Intesa Sanpaolo SpA(a)	329	709

Total Italy		2,375

Japan — 10.85%
Communications — 1.23%
M3, Inc.	33	1,913

Health Care — 1.87%
Eisai Co. Ltd. - ADR(a)	11	968
Hoya Corp. - ADR	11	1,085
Terumo Corp. - ADR(a)	21	856
		2,909
Industrials — 7.06%
FANUC Corp. - ADR	115	2,018
Keyence Corp.	15	6,187
Recruit Holdings Co. Ltd. - ADR(a)	367	2,784
		10,989
Technology — 0.69%
Obic Co. Ltd.	6	1,065

Total Japan		16,876

Korea (Republic Of) — 3.10%
Technology — 3.10%
Samsung Electronics Co. Ltd.	106	4,820
Total Korea (Republic Of)		4,820

Netherlands — 9.75%
Financials — 0.40%
ING Groep NV(a)	76	617

See accompanying notes which are an integral part of these financial statements.

10

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS – 101.14% - continued	Shares	Fair Value
Technology — 9.35%
ASML Holding NV	22	$8,249
NXP Semiconductors NV	35	4,402
Wolters Kluwer NV	23	1,888
		14,539
Total Netherlands		15,156

Norway — 1.53%
Energy — 1.53%
Equinor ASA	146	2,365
Total Norway		2,365

Spain — 1.82%
Energy — 1.03%
Repsol SA	203	1,604

Financials — 0.29%
Banco Santander SA	201	447

Technology — 0.50%
Amadeus IT Group S.A.	14	784

Total Spain		2,835

Switzerland — 2.53%
Industrials — 0.97%
ABB Ltd.	59	1,502

Technology — 1.56%
Temenos AG	15	2,419

Total Switzerland		3,921

Taiwan Province Of China — 5.35%
Technology — 5.35%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	105	8,321
Total Taiwan Province Of China		8,321

See accompanying notes which are an integral part of these financial statements.

11

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS – 101.14% - continued	Shares	Fair Value
United Kingdom — 15.50%
Consumer Staples — 2.93%
Coca-Cola European Partners PLC	57	$2,346
Reckitt Benckiser Group PLC	22	2,208
		4,554
Energy — 1.16%
BP PLC	511	1,804

Financials — 0.61%
London Stock Exchange Group PLC	8	941

Health Care — 2.74%
AstraZeneca PLC	23	2,564
GlaxoSmithKline PLC	86	1,692
		4,256
Materials — 5.00%
Antofagasta PLC	211	3,028
Anglo American PLC	85	2,082
Rio Tinto PLC	43	2,663
		7,773
Technology — 3.06%
Experian PLC	108	4,026
RELX PLC	32	728
		4,754

Total United Kingdom		24,082

Total Common Stocks— 101.14% (Cost $151,991)		157,200

Total Investments — 101.14% (Cost $151,991)		157,200

Liabilities in Excess of Other Assets — (1.14)%		(1,775)

NET ASSETS — 100.00%		$155,425

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

12

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020

Assets
Investments in securities at fair value (cost $151,991)	$157,200
Receivable for investments sold	2,742
Dividends receivable	265
Receivable from Adviser	25,830
Tax reclaims receivable	10
Prepaid expenses	59
Total Assets	186,106
Liabilities
Due to custodian	1,623
Payable to Administrator	7,914
Other accrued expenses	21,144
Total Liabilities	30,681
Net Assets	$155,425
Net Assets consist of:
Paid-in capital	150,010
Accumulated earnings	5,415
Net Assets	$155,425
Shares outstanding (unlimited number of shares authorized, no par value)	15,001
Net asset value, offering and redemption price per share	$10.36

See accompanying notes which are an integral part of these financial statements.

13

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF OPERATIONS

For the period ended August 31, 2020(a)

Investment Income
Dividend income (net of foreign taxes withheld of $23)	$297
Interest income	1
Total investment income	298
Expenses
Audit and tax	14,740
Administration	4,946
Trustee	3,200
Legal	2,960
Report printing	2,250
Transfer agent	1,484
Compliance services	1,484
Custodian	1,417
Pricing	696
Adviser	114
Registration	12
Miscellaneous	2,762
Total expenses	36,065
Fees waived and expenses reimbursed by Adviser	(35,943)
Net operating expenses	122
Net investment income	176
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	8
Net realized gain on foreign currency translations	19
Net change in unrealized appreciation of investment securities	5,209
Net change in unrealized appreciation of foreign currency	3
Net realized and change in unrealized gain on investments	5,239
Net increase in net assets resulting from operations	$5,415

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

14

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended August 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$176
Net realized gain on investment securities transactions and foreign currency translations	27
Net change in unrealized appreciation of investment securities and foreign currency translations	5,212
Net increase in net assets resulting from operations	5,415
Capital Transactions
Proceeds from shares sold	150,010
Net increase in net assets resulting from capital transactions	150,010
Total Increase in Net Assets	155,425
Net Assets
Beginning of period	—
End of period	$155,425
Share Transactions
Shares sold	15,001
Net increase in shares	15,001

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

15

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized gain	0.35
Total from investment operations	0.36
Net asset value, end of period	$10.36

Total Return(b)	3.60	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$155
Ratio of net expenses to average net assets	0.68	%(d)
Ratio of gross expenses to average net assets before waiver and reimbursement	201.44	%(d)
Ratio of net investment income to average net assets	0.98	%(d)
Portfolio turnover rate	4	%(c)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

16

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2020

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI ex U.S. Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized

17

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended August 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the period ended August 31, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., inception and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

18

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

19

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE
MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

20

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(a)	$157,200	$—	$—	$157,200
Total	$157,200	$—	$—	$157,200

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

21

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.61% of the Fund’s average daily net assets. For the period ended August 31, 2020, the Adviser earned fees of $114 from the Fund before the waiver and reimbursement described below.

The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 0.68% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business. This expense cap may not be terminated prior to this date except by the Board of Trustees. For the period ended August 31, 2020, the Adviser waived fees and reimbursed expenses in the amount of $35,943 for the Fund. At August 31, 2020, the Adviser owed the Fund $25,830.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek repayment of expense reimbursements in the amount as follow:

Recoverable through
August 31, 2023	$35,943

22

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended August 31, 2020, the Administrator earned fees of $4,946 for administration services, $1,484 for transfer agent services, and $1,484 for compliance services. At August 31, 2020, the Fund owed the Administrator $7,914 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments, were $158,764 and $6,781, respectively.

There were no purchases or sales of long-term U.S. government obligations during the period ended August 31, 2020.

23

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the Adviser owned 99.99% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$7,156
Gross unrealized depreciation	(2,007)
Net unrealized appreciation on investments	$5,149
Tax cost of investments	$152,051

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$263
Unrealized appreciation on investments	5,152
Total accumulated earnings	$5,415

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2020, the Fund had 32.80% of the value of its net assets invested in stocks within the Technology sector.

24

FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN
EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Fisher Investments Institutional Group Fund Family and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 17, 2020 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 30, 2020

26

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 17, 2020 (commencement of operations) through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value July 17, 2020	Ending Account Value August 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
Actual	$1,000.00	$ 1,036.00	$ 0.81(a)	0.68%
Hypothetical(b)	$1,000.00	$ 1,021.72	$ 3.46(c)	0.68%

(b)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 43/366 (to reflect the period since commencement of operations on July 17, 2020).

(b)	Hypothetical assumes 5% annual return before expenses.
(c)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

27

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 – present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

28

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 24 series.

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

29

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

30

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

The Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Fisher Asset Management, LLC (“Fisher”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Trustees held a teleconference on November 6, 2018 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Fisher. At the Trustees’ quarterly meeting held in November 2018, the Board interviewed certain executives of Fisher, including Fisher’s Vice President and Senior Relationship Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Fisher (the “Independent Trustees”), approved the management agreement between the Trust and Fisher for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Fisher proposed to provide to the Fund, which includes, but is not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Fisher’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Fisher who would provide services to the Fund. The Trustees noted that the portfolio managers have experience managing composite accounts with similar investment strategies to that of the proposed Fund. The Trustees further considered the services that Fisher provides to another series of the Trust, and the Trustees’ and Trust Management’s experience with the personnel that provide those services. The Trustees concluded that Fisher has adequate resources to provide satisfactory investment management services to the Fund.

31

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited) – (continued)

(ii)    Fund Performance. The Trustees recalled that Fisher had provided composite performance for its non-ESG All Foreign Equity strategy at the Board’s August 2017 meeting, which indicated that the composite had outperformed its benchmark and Morningstar category for the one-, three-, five- and ten-year periods ended June 30, 2017. The Trustees noted that a representative of Fisher had indicated his expectation that ESG portfolio performance would be very comparable to non-ESG portfolio performance for the all foreign strategy, as there is significant overlap in securities held in Fisher ESG and non-ESG portfolios. The Trustees noted that they were also relying on Fisher’s expertise in other areas. It was the consensus of the Trustees that it was reasonable to conclude that Fisher has the ability to manage the Fund successfully from a performance standpoint.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar category of a size comparable to Fisher’s anticipated net assets for the Fund for the first year of operations. The Trustees noted that the Fund’s gross management fee was below the average and median in that group of funds. The Trustees also considered that Fisher has committed to waive its management fees and/or reimburse expenses of the Fund through at least December 31, 2023, and that the estimated waiver would exceed the gross management fee in the first year of operations.

The Trustees also considered a profitability analysis prepared by Fisher, which showed that Fisher did not anticipate earning a profit from the Fund in the first two years of operations. The Trustees also considered that the proposed management fee was within the range of fees that Fisher charges to the composite accounts. The Trustees noted Fisher’s representation that it will not enter into soft-dollar transactions on behalf of the Fund. The Trustees concluded that the proposed management fee represents reasonable compensation in light of the nature and quality of Fisher’s proposed services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Fisher will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the proposed Fund and Fisher’s anticipated level of profitability in managing the Fund, it does not appear that Fisher will realize benefits from economies of scale in managing the Fund in the first two years of operations to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

32

PRIVACY NOTICE	Rev. January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

Who we are
Who is providing this notice?	Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●

Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2020

Fisher Investments Institutional Group
U.S. Small Cap Equity Fund

Fund Adviser:

Fisher Asset Management, LLC
5525 NW Fisher Creek Drive,
Camas, Washington 98607
(800) 851-8845

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Dear Shareholder:

Fisher Investments Business Continuity Planning and COVID-19 Preparedness

Fisher Investments (FI) and its subsidiaries have robust Business Continuity Planning in place to address potential business disruptions that may arise from COVID-19, or any variety of circumstances that could affect normal business operations. The safety and well-being of our employees, as well as ensuring continuity of service and portfolio management to our valued clients and partners, is of the utmost importance.

Market Impact of COVID-19

Global stocks followed one of history’s worst quarters with one of its best in Q2, soaring 19.2%. Year-to-date through August 31, global stocks are down -6.3%. Similarly, emerging market (EM) equities rose 18.1% in Q2, as growing progress—and clarity—on major emerging and developed countries’ COVID-19 lockdown relaxations continued. Though we believe an initial recovery is indeed underway, equities’ path from here isn’t pre-determined. While we remain vigilant and monitor multiple variables, there is little reason equities shouldn’t do well from here.

The coronavirus wasn’t even known to researchers until mere months ago—and much about it remains unclear. Beyond this, will government mandated social distancing and COVID-19 containment guidelines expire soon, or will governments around the world extend them again? Will infection rates keep falling in Europe and allow normal life to resume, or will containment efforts there long endure? These questions can’t be answered now, but all have resolutions. Yet, we believe, equities should increase long before those resolutions emerge.

We see this bounce as a new bull market starting, but one that is acting more like the recovery side of a hugely oversized market correction than a conventional early bull market. That said, it is far too early to be certain and we aren’t suggesting markets are on a pre-set course. However, a sustained climb with periodic volatility seems much more likely than another steep downturn. Early in the pandemic, we noted relatively quick reopenings would likely fast-track a recovery, triggering a correction-like market rebound in speed of recovery and lack of leadership rotation during market rally. That seemingly is underway.

We believe sentiment is classically early bull market. Few investors believe the rally. As Ken highlighted in a recent column, pundits dismiss positives as fleeting or faulty—a mindset he coined “the Pessimism of Disbelief.” Most see the abysmal

1

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

reports for Q2 GDP and quarterly earnings and believe equities are disconnected from reality—inflated by government or central bank largesse. They say markets ignore upticks in COVID-19 caseloads. Few fathom the simple fact that equities are leading indicators. Equities typically pre-price conditions 3 – 30 months out. In the all-time record-fast 2020 bear market, equities shifted focus to the very near end of that range, pricing the sudden, sharp economic contraction lockdowns wrought. But as that reality became widely known, markets shifted their focus. As is normal after a bear market-sized plunge creates pessimism, equities shifted to the 3 – 30 month range’s far edge—a time when, we believe, COVID-19 will be old news, having been vanquished by a vaccine or just gradually diminishing.

Already, easing lockdowns have helped sprout economic green shoots. This should have surprised no one, considering there was nothing fundamentally wrong with the economy before lockdowns halted growth. This improvement is getting plenty of attention, but few expect it to last. As several states and countries pause or even reverse reopening plans, fears of renewed lockdowns remain. While a renewed, widespread lockdown could have a severe effect on equities, this scenario seems unlikely. Crucially, nearly every investor is considering this, so the markets have likely factored in a potential COVID-19 recurrence to a large extent already. To justify bearishness, we think it would take a probable negative that isn’t widely discussed—and therefore isn’t pre-priced now. We don’t see any such thing.

At a sector and style level, things are evolving largely as we expected. As equities fell in Q1, we observed that the market behaved as it typically does in a correction, rather than a long bear market with volatile declines late. It was just much bigger than a correction. Accordingly, we expected the categories that led as the last bull market matured to lead in the recovery—namely, the largest growth-oriented equities in Tech and Tech-like industries. Only if the bear market persisted did we expect a leadership shift toward smaller, more cyclical companies. While many called for small value equities to lead based on historical data, that hasn’t happened with consistency. The categories that led before the decline fell less than broad markets in the decline and have led markets higher in the upturn. Of course, like always, days and multi-week periods have seen countertrends. But overall, large, high-quality companies have outperformed. We expect this to continue, but we are actively monitoring this trend.

Risks exist—as always – and bear market recoveries are rarely smooth. While many remain pessimistic, we believe this is indication of the pessimism that characterizes early bull markets. With positive economic data being met with broad skepticism and negativity about a second wave growing, we think more gains are likely.

2

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Performance Attribution

The Fisher Investments Institutional Group U.S. Small Cap Equity Fund underperformed the Russell 2000 Index for the period from July 17, 2020 (commencement of operations) through August 31, 2020. During this period, the Fund returned 4.70% while the Fund’s primary benchmark, the Russell 2000 Index, returned 6.16%. Sector and equity selection detracted from relative return. An overweight to and selection within Consumer Staples was the largest contributor to relative return, driven by industrial software provider Aspen Technology, artificial intelligence software developer Liveperson and cloud computing company Pegasystems. Additionally, a lack of exposure to Utilities contributed as the sector underperformed. Conversely, selection within Information Technology was the largest detractor as data analytics software developer Alteryx, laser systems manufacturer Coherent and home security service company Alarm.com underperformed. Further, an underweight to and selection within Consumer Discretionary detracted as home builder Taylor Morrison as well as pizza chains Domino’s Pizza and Papa John’s underperformed.

Portfolio Shifts

No changes have been contemplated for this fund as a result of the unfolding COVID-19 pandemic.

3

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
Investment Results (Unaudited)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (7/17/20)
Fisher Investments Institutional Group U.S. Small Cap Equity Fund	4.70%
Russell 2000 Index(b)	6.16%

Expense Ratios(c)
Gross	2.22%
With Applicable Waivers	0.75%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2020 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the Russell 2000 Index.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

5

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS

August 31, 2020

COMMON STOCKS — 100.54%	Shares	Fair Value
Communications — 2.31%
8x8, Inc.(a)	135	$2,279
Yelp, Inc.(a)	58	1,341
		3,620
Consumer Discretionary — 14.55%
Builders FirstSource, Inc.(a)	65	1,990
Domino’s Pizza, Inc.	4	1,636
Dunkin’ Brands Group, Inc.	24	1,826
Freshpet, Inc.(a)	46	5,226
M.D.C. Holdings, Inc.	32	1,388
M/I Homes, Inc.(a)	21	894
Papa John’s International, Inc.	23	2,260
Pool Corp.	14	4,590
Scotts Miracle-Gro Co. (The)	13	2,191
Taylor Morrison Home Corp.(a)	36	847
		22,848
Consumer Staples — 2.55%
Boston Beer Co., Inc. (The), Class A(a)	3	2,645
J&J Snack Foods Corp.	10	1,360
		4,005
Energy — 1.02%
ChampionX Corp.(a)	85	870
Helmerich & Payne, Inc.	12	198
Oceaneering International, Inc.(a)	98	528
		1,596
Financials — 8.09%
BancorpSouth Bank	34	734
Cowen Group, Inc., Class A	96	1,736
East West Bancorp, Inc.	14	515
Evercore Partners, Inc., Class A	16	990
First Merchants Corp.	56	1,432
Independent Bank Corp.	24	1,508
Lazard Ltd., Class A	17	538
Piper Jaffray Cos.	19	1,434
Stifel Financial Corp.	19	963
SVB Financial Group(a)	8	2,044
Umpqua Holdings Corp.	72	812
		12,706

See accompanying notes which are an integral part of these financial statements.

6

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 100.54% - continued	Shares	Fair Value
Health Care — 27.14%
Adamas Pharmaceuticals, Inc.(a)	27	$140
Align Technology, Inc.(a)	12	3,564
Alkermes PLC(a)	14	232
Anika Therapeutics, Inc.(a)	12	460
Charles River Laboratories International, Inc.(a)	8	1,752
Clovis Oncology, Inc.(a)	11	57
CONMED Corp.	57	4,920
Emergent BioSolutions, Inc.(a)	52	5,931
Exact Sciences Corp.(a)	17	1,280
Haemonetics Corp.(a)	28	2,510
Halozyme Therapeutics, Inc.(a)	165	4,784
ImmunoGen, Inc.(a)	37	137
Intercept Pharmaceuticals, Inc.(a)	6	299
Ironwood Pharmaceuticals, Inc.(a)	34	343
Ligand Pharmaceuticals, Inc., Class B(a)	10	1,020
Luminex Corp.	150	4,004
Medpace Holdings, Inc.(a)	22	2,855
Myriad Genetics, Inc.(a)	27	361
Neurocrine Biosciences Inc.(a)	8	931
PRA Health Sciences, Inc.(a)	12	1,283
PTC Therapeutics, Inc.(a)	21	1,038
Puma Biotechnology, Inc.(a)	3	31
West Pharmaceutical Services, Inc.	7	1,988
WillScot Mobile Mini Holdings Corp.(a)	151	2,703
		42,623
Industrials — 11.28%
Advanced Energy Industries, Inc.(a)	50	3,706
Alarm.com Holdings, Inc.(a)	27	1,616
Cactus, Inc., Class A	99	2,187
Casella Waste Systems, Inc., Class A(a)	33	1,853
Chart Industries, Inc.(a)	22	1,446
HEICO Corp.	21	2,308
Lincoln Electric Holdings, Inc.	14	1,354
Mercury Systems, Inc.(a)	30	2,272
Moog, Inc., Class A	16	965
		17,707

See accompanying notes which are an integral part of these financial statements.

7

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 100.54% - continued	Shares	Fair Value
Materials — 6.15%
Alcoa Corp.(a)	58	$848
AptarGroup, Inc.	14	1,657
Carpenter Technology Corp.	25	526
Cleveland-Cliffs, Inc.	255	1,679
Kaiser Aluminum Corp.	10	643
Rogers Corp.(a)	8	906
Steel Dynamics, Inc.	31	915
UFP Industries, Inc.	23	1,365
Worthington Industries, Inc.	27	1,121
		9,660
Real Estate — 1.58%
CoreSite Realty Corp.	7	857
Potlatch Corp.	25	1,151
QTS Realty Trust, Inc., Class A	7	475
		2,483
Technology — 25.87%
Allscripts Healthcare Solutions, Inc.(a)	115	1,027
Alteryx, Inc., Class A(a)	31	3,746
Aspen Technology, Inc.(a)	34	4,319
Bottomline Technologies de, Inc.(a)	51	2,429
Coherent, Inc.(a)	20	2,253
Diodes, Inc.(a)	65	3,176
Fair Isaac Corporation(a)	6	2,525
Knowles Corp.(a)	117	1,762
LivePerson, Inc.(a)	45	2,685
Nuance Communications, Inc.(a)	99	2,966
Omnicell, Inc.(a)	32	2,134
Paycom Software, Inc.(a)	9	2,695
Paylocity Holdings Corp.(a)	35	5,154

See accompanying notes which are an integral part of these financial statements.

8

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 100.54% - continued	Shares	Fair Value
Technology — 25.87% - continued
Pegasystems, Inc.	15	$1,927
SVMK, Inc.(a)	73	1,817
		40,615
Total Common Stocks — 100.54% (Cost $151,099)		157,863

Total Investments — 100.54% (Cost $151,099)		157,863

Liabilities in Excess of Other Assets — (0.54)%		(847)

NET ASSETS — 100.00%		$157,016

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

9

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020

Assets
Investments in securities at fair value (cost $151,099)	$157,863
Cash	1,728
Dividends receivable	123
Receivable from Adviser	24,573
Prepaid expenses	160
Total Assets	184,447
Liabilities
Payable to Administrator	7,914
Other accrued expenses	19,517
Total Liabilities	27,431
Net Assets	$157,016
Net Assets consist of:
Paid-in capital	150,010
Accumulated earnings	7,006
Net Assets	$157,016
Shares outstanding (unlimited number of shares authorized, no par value)	15,001
Net asset value, offering and redemption price per share	$10.47

See accompanying notes which are an integral part of these financial statements.

10

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
STATEMENT OF OPERATIONS

For the period ended August 31, 2020(a)

Investment Income
Dividend income (net of foreign taxes withheld of $2)	$189
Interest income	1
Total investment income	190
Expenses
Audit and tax	14,340
Administration	4,946
Trustee	3,200
Legal	2,960
Report printing	2,250
Transfer agent	1,484
Compliance services	1,484
Custodian	561
Pricing	225
Adviser	129
Registration	12
Miscellaneous	2,761
Total expenses	34,352
Fees waived and expenses reimbursed by Adviser	(34,216)
Net operating expenses	136
Net investment income	54
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	188
Net change in unrealized appreciation of investment securities	6,764
Net realized and change in unrealized gain on investments	6,952
Net increase in net assets resulting from operations	$7,006

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

11

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended August 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$54
Net realized gain on investment securities transactions	188
Net change in unrealized appreciation of investment securities	6,764
Net increase in net assets resulting from operations	7,006
Capital Transactions
Proceeds from shares sold	150,010
Net increase in net assets resulting from capital transactions	150,010
Total Increase in Net Assets	157,016
Net Assets
Beginning of period	—
End of period	$157,016
Share Transactions
Shares sold	15,001
Net increase in shares	15,001

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

12

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	—	(b)
Net realized and unrealized gain	0.47
Total from investment operations	0.47
Net asset value, end of period	$10.47

Total Return(c)	4.70	%(d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$157
Ratio of net expenses to average net assets	0.75	%(e)
Ratio of gross expenses to average net assets before waiver and reimbursement	188.33	%(e)
Ratio of net investment income to average net assets	0.30	%(e)
Portfolio turnover rate	2	%(d)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

13

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2020

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the Russell 2000 Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

14

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the period ended August 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the period ended August 31, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., inception and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are

15

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

16

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this

17

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(a)	$157,863	$—	$—	$157,863
Total	$157,863	$—	$—	$157,863

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.68% of the Fund’s average daily net assets. For the period ended August 31, 2020, the Adviser earned fees of $129 from the Fund before the waiver and reimbursement described below.

18

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES - continued

The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board. For the period ended August 31, 2020, the Adviser waived fees and reimbursed expenses in the amount of $34,216 for the Fund. At August 31, 2020, the Adviser owed the Fund $24,573.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek repayment of expense reimbursements in the amount as follow:

Recoverable Through
August 31, 2023	$34,216

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended August 31, 2020, the Administrator earned fees of $4,946 for administration services, $1,484 for transfer agent services, and $1,484 for compliance services. At August 31, 2020, the Fund owed the Administrator $7,914 for such services.

19

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES - continued

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments, were $153,408 and $2,498, respectively.

There were no purchases or sales of long-term U.S. government obligations during the period ended August 31, 2020.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the Adviser owned 99.99% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

20

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$12,534
Gross unrealized depreciation	(5,762)
Net unrealized appreciation on investments	$6,772
Tax cost of investments	$151,091

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$234
Unrealized appreciation on investments	6,772
Total accumulated earnings	$7,006

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2020, the Fund had 27.14% and 25.87% of the value of its net assets invested in stocks within the Health Care and Technology sectors, respectively.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

21

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. SMALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Fisher Investments Institutional Group Fund Family and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 17, 2020 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 30, 2020

23

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 17, 2020 (commencement of operations) through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value July 17, 2020	Ending Account Value August 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
Actual	$1,000.00	$ 1,047.00	$ 0.90(a)	0.75%
Hypothetical(b)	$1,000.00	$ 1,021.37	$ 3.81(c)	0.75%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 43/366 (to reflect the period since commencement of operations on July 17, 2020).

(b)	Hypothetical assumes 5% annual return before expenses.
(c)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

24

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

25

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 24 series.

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

26

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

27

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

The Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Fisher Asset Management, LLC (“Fisher”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Trustees held a teleconference on November 6, 2018 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Fisher. At the Trustees’ quarterly meeting held in November 2018, the Board interviewed certain executives of Fisher, including Fisher’s Vice President and Senior Relationship Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Fisher (the “Independent Trustees”), approved the management agreement between the Trust and Fisher for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Fisher proposed to provide to the Fund, which includes, but is not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Fisher’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Fisher who would provide services to the Fund. The Trustees noted that the portfolio managers have experience managing composite accounts with similar investment strategies to those of the proposed Fund. The Trustees further considered the services that Fisher provides to another series of the Trust, and the Trustees’ and Trust Management’s experience with the personnel that provide those services. The Trustees concluded that Fisher has adequate resources to provide satisfactory investment management services to the Fund.

28

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited) – (continued)

(ii)    Fund Performance. The Trustees next reviewed and discussed the performance of Fisher’s small cap composite accounts for periods ended September 30, 2018. The Trustees observed that the composite accounts had outperformed their benchmarks and Morningstar categories for all periods presented. It was the consensus of the Trustees that it was reasonable to conclude that Fisher has the ability to manage the Fund successfully from a performance standpoint.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar category of a size comparable to Fisher’s anticipated net assets for the Fund for the first year of operations. The Trustees noted that the Fund’s gross management fee was below the average and median in that group of funds. The Trustees also considered that Fisher has committed to waive its management fees and/or reimburse expenses of the Fund through at least December 31, 2023, and that the estimated waiver would exceed the gross management fee in the first year of operations.

The Trustees also considered a profitability analysis prepared by Fisher, which showed that Fisher did not anticipate earning a profit from the Fund in the first two years of operations. The Trustees also considered that the proposed management fee was within the range of fees that Fisher charges to the composite accounts. The Trustees noted Fisher’s representation that it will not enter into soft-dollar transactions on behalf of the Fund. The Trustees concluded that the proposed management fee represents reasonable compensation in light of the nature and quality of Fisher’s proposed services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Fisher will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the proposed Fund and Fisher’s anticipated level of profitability in managing the Fund, it does not appear that Fisher will realize benefits from economies of scale in managing the Fund in the first two years of operations to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

29

PRIVACY NOTICE	Rev. January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP U.S. SMALL CAP EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

Who we are
Who is providing this notice?	Fisher Investments Institutional Group U.S. Small Cap Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2020

Fisher Investments Institutional Group
U.S. Large Cap Equity
Environmental and Social Values Fund

Fund Adviser:

Fisher Asset Management, LLC
5525 NW Fisher Creek Drive,
Camas, Washington 98607
(800) 851-8845

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

Dear Shareholder:

Fisher Investments Business Continuity Planning and COVID-19 Preparedness

Fisher Investments (FI) and its subsidiaries have robust Business Continuity Planning in place to address potential business disruptions that may arise from COVID-19, or any variety of circumstances that could affect normal business operations. The safety and well-being of our employees, as well as ensuring continuity of service and portfolio management to our valued clients and partners, is of the utmost importance.

Market Impact of COVID-19

Global stocks followed one of history’s worst quarters with one of its best in Q2, soaring 19.2%. Year-to-date through August 31, 2020, global stocks are down -6.3%. Similarly, emerging market (EM) equities rose 18.1% in Q2, as growing progress—and clarity—on major emerging and developed countries’ COVID-19 lockdown relaxations continued. Though we believe an initial recovery is indeed underway, equities’ path from here isn’t pre-determined. While we remain vigilant and monitor multiple variables, there is little reason equities shouldn’t do well from here.

The coronavirus wasn’t even known to researchers until mere months ago—and much about it remains unclear. Beyond this, will government mandated social distancing and COVID-19 containment guidelines expire soon, or will governments around the world extend them again? Will infection rates keep falling in Europe and allow normal life to resume, or will containment efforts there long endure? These questions can’t be answered now, but all have resolutions. Yet, we believe, equities should increase long before those resolutions emerge.

We see this bounce as a new bull market starting, but one that is acting more like the recovery side of a hugely oversized market correction than a conventional early bull market. That said, it is far too early to be certain and we aren’t suggesting markets are on a pre-set course. However, a sustained climb with periodic volatility seems much more likely than another steep downturn. Early in the pandemic, we noted relatively quick reopenings would likely fast-track a recovery, triggering a correction-like market rebound in speed of recovery and lack of leadership rotation during market rally. That seemingly is underway.

We believe sentiment is classically early bull market. Few investors believe the rally. As Ken highlighted in a recent column, pundits dismiss positives as fleeting or faulty—a mindset he coined “the Pessimism of Disbelief.” Most see the abysmal

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FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

reports for Q2 GDP and quarterly earnings and believe equities are disconnected from reality—inflated by government or central bank largesse. They say markets ignore upticks in COVID-19 caseloads. Few fathom the simple fact that equities are leading indicators. Equities typically pre-price conditions 3 – 30 months out. In the all-time record-fast 2020 bear market, equities shifted focus to the very near end of that range, pricing the sudden, sharp economic contraction lockdowns wrought. But as that reality became widely known, markets shifted their focus. As is normal after a bear market-sized plunge creates pessimism, equities shifted to the 3 – 30 month range’s far edge—a time when, we believe, COVID-19 will be old news, having been vanquished by a vaccine or just gradually diminishing.

Already, easing lockdowns have helped sprout economic green shoots. This should have surprised no one, considering there was nothing fundamentally wrong with the economy before lockdowns halted growth. This improvement is getting plenty of attention, but few expect it to last. As several states and countries pause or even reverse reopening plans, fears of renewed lockdowns remain. While a renewed, widespread lockdown could have a severe effect on equities, this scenario seems unlikely. Crucially, nearly every investor is considering this, so the markets have likely factored in a potential COVID-19 recurrence to a large extent already. To justify bearishness, we think it would take a probable negative that isn’t widely discussed—and therefore isn’t pre-priced now. We don’t see any such thing.

At a sector and style level, things are evolving largely as we expected. As equities fell in Q1, we observed that the market behaved as it typically does in a correction, rather than a long bear market with volatile declines late. It was just much bigger than a correction. Accordingly, we expected the categories that led as the last bull market matured to lead in the recovery—namely, the largest growth-oriented equities in Tech and Tech-like industries. Only if the bear market persisted did we expect a leadership shift toward smaller, more cyclical companies. While many called for small value equities to lead based on historical data, that hasn’t happened with consistency. The categories that led before the decline fell less than broad markets in the decline and have led markets higher in the upturn. Of course, like always, days and multi-week periods have seen countertrends. But overall, large, high-quality companies have outperformed. We expect this to continue, but we are actively monitoring this trend.

Risks exist—as always – and bear market recoveries are rarely smooth. While many remain pessimistic, we believe this is indication of the pessimism that characterizes early bull markets. With positive economic data being met with broad skepticism and negativity about a second wave growing, we think more gains are likely.

2

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Performance Attribution

The Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund outperformed the S&P 500 Index for the period from July 17, 2020 (commencement of operations) through August 31, 2020. During this period, the Fund returned 12.00% while the Fund’s primary benchmark, the S&P 500 Index, returned 8.78%. Sector and Equity selection contributed to relative return. An overweight to and selection within Information Technology was the largest contributor to relative return, driven by consumer electronics manufacturer Apple, semiconductor company Advanced Micro Devices and cloud computing company Salesforce. Additionally, an underweight to and selection within Health Care contributed as surgical devices manufacturer Intuitive Surgical, as well as pharmaceutical companies Merck & Co and Abbott Laboratories outperformed. Conversely, selection within Consumer Discretionary was the largest detractor, driven by construction retailer Home Depot. Further, selection within Financials detracted as market index provider MSCI, as well as financial services providers Goldman Sachs and JP Morgan Chase underperformed.

Portfolio Shifts

No changes have been contemplated for this fund as a result of the unfolding COVID-19 pandemic.

3

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
Investment Results (Unaudited)

Total Return as of August 31, 2020(a)
Fund/Index	Since Inception (7/17/20)
Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund	12.00%
S&P 500 Index(b)	8.78%

Expense Ratios(c)
Gross	1.94%
With Applicable Waivers	0.47%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.
(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated October 17, 2019. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 0.47% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2020 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The Fund’s prospectus contains this and other important information about the investment company and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

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FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
Fund Holdings (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the S&P 500 Index.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

5

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS

August 31, 2020

COMMON STOCKS — 100.45%	Shares	Fair Value
Communications — 9.23%
Alphabet, Inc., Class A(a)	4	$6,518
Facebook, Inc., Class A(a)	18	5,278
Netflix, Inc.(a)	7	3,707
		15,503
Consumer Discretionary — 10.24%
Amazon.com, Inc.(a)	3	10,353
Home Depot, Inc. (The)	24	6,841
		17,194
Consumer Staples — 2.26%
Costco Wholesale Corp.	4	1,391
General Mills, Inc.	18	1,151
Kimberly-Clark Corp.	8	1,262
		3,804
Energy — 3.72%
ConocoPhillips	31	1,175
Exxon Mobil Corp.	21	839
Halliburton Co.	58	939
Hess Corp.	31	1,427
Pioneer Natural Resources Co.	12	1,247
Schlumberger Ltd.	33	627
		6,254
Financials — 5.34%
American Express Co.	25	2,540
BlackRock, Inc.	5	2,971
Goldman Sachs Group, Inc. (The)	11	2,254
JPMorgan Chase & Co.	12	1,202
		8,967
Health Care — 10.78%
Abbott Laboratories	18	1,970
Align Technology, Inc.(a)	9	2,673
Amgen, Inc.	6	1,520
Biogen, Inc.(a)	6	1,726
DexCom, Inc.(a)	1	425
IDEXX Laboratories, Inc.(a)	1	391
Intuitive Surgical, Inc.(a)	5	3,654

See accompanying notes which are an integral part of these financial statements.

6

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 100.45% - continued	Shares	Fair Value
Health Care — 10.78% - continued
Johnson & Johnson	5	$767
Medtronic PLC	12	1,290
Merck & Co., Inc.	32	2,728
Pfizer, Inc.	16	605
ResMed, Inc.	2	362
		18,111
Industrials — 5.34%
3M Co.	7	1,141
Caterpillar, Inc.	9	1,281
HEICO Corp.	12	1,319
Kansas City Southern	7	1,274
Rockwell Automation, Inc.	9	2,075
Spirit AeroSystems Holdings, Inc., Class A	12	247
United Parcel Service, Inc., Class B	10	1,636
		8,973
Materials — 1.03%
Nucor Corp.	38	1,727

Technology — 52.51%
Adobe Systems, Inc.(a)	10	5,134
Advanced Micro Devices, Inc.(a)	65	5,903
Apple, Inc.	116	14,968
Autodesk, Inc.(a)	13	3,194
Cisco Systems, Inc.	48	2,027
Intel Corp.	61	3,108
Microsoft Corp.	44	9,923
MSCI, Inc.	10	3,733
NVIDIA Corp.	17	9,094
Oracle Corp.	41	2,346
PayPal Holdings, Inc.(a)	33	6,737
QUALCOMM, Inc.	25	2,978
salesforce.com, Inc.(a)	28	7,634
Texas Instruments, Inc.	28	3,980

See accompanying notes which are an integral part of these financial statements.

7

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
SCHEDULE OF INVESTMENTS – (continued)

August 31, 2020

COMMON STOCKS — 100.45% - continued	Shares	Fair Value
Technology — 52.51% - continued
Visa, Inc., Class A	35	$7,419
		88,178
Total Common Stocks — 100.45% (Cost $150,880)		168,711

Total Investments — 100.45% (Cost $150,880)		168,711

Liabilities in Excess of Other Assets — (0.45)%		(760)

NET ASSETS — 100.00%		$167,951

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

8

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2020

Assets
Investments in securities at fair value (cost $150,880)	$168,711
Cash	1,704
Dividends receivable	136
Receivable from Adviser	24,452
Prepaid expenses	160
Total Assets	195,163
Liabilities
Payable to Administrator	7,914
Other accrued expenses	19,298
Total Liabilities	27,212
Net Assets	$167,951
Net Assets consist of:
Paid-in capital	150,010
Accumulated earnings	17,941
Net Assets	$167,951
Shares outstanding (unlimited number of shares authorized, no par value)	15,001
Net asset value, offering and redemption price per share	$11.20

See accompanying notes which are an integral part of these financial statements.

9

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF OPERATIONS

For the period ended August 31, 2020(a)

Investment Income
Dividend income	$195
Interest income	1
Total investment income	196
Expenses
Audit and tax	14,340
Administration	4,946
Trustee	3,200
Legal	2,960
Report printing	2,250
Transfer agent	1,484
Compliance services	1,484
Custodian	429
Pricing	138
Adviser	77
Registration	12
Miscellaneous	2,761
Total expenses	34,081
Fees waived and expenses reimbursed by Adviser	(33,995)
Net operating expenses	86
Net investment income	110
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized appreciation of investment securities	17,831
Net realized and change in unrealized gain on investments	17,831
Net increase in net assets resulting from operations	$17,941

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

10

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended August 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$110
Net change in unrealized appreciation of investment securities	17,831
Net increase in net assets resulting from operations	17,941
Capital Transactions
Proceeds from shares sold	150,010
Net increase in net assets resulting from capital transactions	150,010
Total Increase in Net Assets	167,951
Net Assets
Beginning of period	—
End of period	$167,951
Share Transactions
Shares sold	15,001
Net increase in shares	15,001

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

See accompanying notes which are an integral part of these financial statements.

11

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the Period Ended August 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.01
Net realized and unrealized gain	1.19
Total from investment operations	1.20

Net asset value, end of period	$11.20

Total Return(b)	12.00	%(c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$168
Ratio of net expenses to average net assets	0.47	%(d)
Ratio of gross expenses to average net assets before waiver and reimbursement	185.76	%(d)
Ratio of net investment income to average net assets	0.60	%(d)
Portfolio turnover rate	—	%(c)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

12

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2020

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the S&P 500 Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

13

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the period ended August 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the period ended August 31, 2020, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., inception and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are

14

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of

16

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(a)	$168,711	$—	$—	$168,711
Total	$168,711	$—	$—	$168,711

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the period ended August 31, 2020, the Adviser earned fees of $77 from the Fund before the waiver and reimbursement described below.

The Adviser is contractually obligated to limit the Fund’s total annual operating expenses to 0.47% of the Fund’s average daily net assets through December 31, 2024 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or

17

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES - continued

derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); any administrative and/or shareholder servicing fees payable to financial intermediaries; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board. For the period ended August 31, 2020, the Adviser waived fees and reimbursed expenses in the amount of $33,995 for the Fund. At August 31, 2020, the Adviser owed the Fund $24,452.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2020, the Adviser may seek repayment of expense reimbursements in the amount as follow:

Recoverable Through
August 31, 2023	$33,995

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the period ended August 31, 2020, the Administrator earned fees of $4,946 for administration services, $1,484 for transfer agent services, and $1,484 for compliance services. At August 31, 2020, the Fund owed the Administrator $7,914 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the

18

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS
WITH AFFILIATES - continued

Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

One Trustee and certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments, were $150,880 and $0, respectively.

There were no purchases or sales of long-term U.S. government obligations during the period ended August 31, 2020.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, the Adviser owned 99.99% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$19,302
Gross unrealized depreciation	(1,471)
Net unrealized appreciation on investments	$17,831
Tax cost of investments	$150,880

19

FISHER INVESTMENTS INSTITUTIONAL GROUP
U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

August 31, 2020

At August 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$110
Unrealized appreciation on investments	17,831
Total accumulated earnings	$17,941

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2020, the Fund had 52.51% of the value of its net assets invested in stocks within the Technology sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Fisher Investments Institutional Group Fund Family and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 17, 2020 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 30, 2020

21

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 17, 2020 (commencement of operations) through August 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value July 17, 2020	Ending Account Value August 31, 2020	Expenses Paid During the Period	Annualized Expense Ratio
Actual	$1,000.00	$ 1,120.00	$ 0.59(a)	0.47%
Hypothetical(b)	$1,000.00	$ 1,022.77	$ 2.39(c)	0.47%

(a)

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 43/366 (to reflect the period since commencement of operations on July 17, 2020).

(b)	Hypothetical assumes 5% annual return before expenses.
(c)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.

23

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this Report, the Trust consists of 24 series.

The following table provides information regarding the interested Trustee and certain officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present; Interested Trustee, August 2020 to present	Current: SVP of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

24

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

25

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited)

The Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Fisher Asset Management, LLC (“Fisher”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement.

The Trustees held a teleconference on November 6, 2018 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Fisher. At the Trustees’ quarterly meeting held in November 2018, the Board interviewed certain executives of Fisher, including Fisher’s Vice President and Senior Relationship Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Fisher (the “Independent Trustees”), approved the management agreement between the Trust and Fisher for an initial period of two years. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Fisher proposed to provide to the Fund, which includes, but is not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Fisher’s portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Fisher who would provide services to the Fund. The Trustees further considered the services that Fisher provides to another series of the Trust, and the Trustees’ and Trust Management’s experience with the personnel that provide those services. The Trustees concluded that Fisher has adequate resources to provide satisfactory investment management services to the Fund.

26

INVESTMENT ADVISORY AGREEMENT APPROVAL
(Unaudited) – (continued)

(ii)    Fund Performance. The Trustees noted that although Fisher has not managed large cap composite accounts, that they are relying on Fisher’s expertise in other areas. It was the consensus of the Trustees that it was reasonable to conclude that Fisher has the ability to manage the Fund successfully from a performance standpoint.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Fund’s Morningstar category of a size comparable to Fisher’s anticipated net assets for the Fund for the first year of operations. The Trustees noted that the Fund’s gross management fee was below the average and median in that group of funds. The Trustees also considered that Fisher has committed to waive its management fees and/or reimburse expenses of the Fund through at least December 31, 2023, and that the estimated waiver would exceed the gross management fee in the first year of operations.

The Trustees also considered a profitability analysis prepared by Fisher, which showed that Fisher did not anticipate earning a profit from the Fund in the first two years of operations. The Trustees also considered that the proposed management fee was within the range of fees that Fisher charges to the composite accounts. The Trustees noted Fisher’s representation that it will not enter into soft-dollar transactions on behalf of the Fund. The Trustees concluded that the proposed management fee represents reasonable compensation in light of the nature and quality of Fisher’s proposed services to the Fund.

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Fisher will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the proposed Fund and Fisher’s anticipated level of profitability in managing the Fund, it does not appear that Fisher will realize benefits from economies of scale in managing the Fund in the first two years of operations to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

27

PRIVACY NOTICE	Rev. January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

Who we are
Who is providing this notice?	Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

David R. Carson

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,
Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

151 N Franklin Street, Suite 575

Chicago, IL 60606

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Tactical Multi-Purpose Fund:	FY 2020	$7,500
Tactical Multi-Purpose Fund:	FY 2019	$7,500
Essex Environmental Opportunities Fund:	FY 2020	$14,300
Essex Environmental Opportunities Fund:	FY 2019	$14,000
FIIG Retirement Funds	FY 2020	$57,200
FIIG US Small Cap Equity Fund	FY 2020	$13,800
FIIG All Foreign Equity Environmental and Social Values Fund	FY 2020	$14,300
FIIG Group US Large Cap Equity Environmental and Social Values Fund	FY 2020	$13,800

(b)	Audit-Related Fees

Tactical Multi-Purpose Fund:	FY 2020	$0
Tactical Multi-Purpose Fund:	FY 2019	$0
Essex Environmental Opportunities Fund:	FY 2020	$0
Essex Environmental Opportunities Fund:	FY 2019	$0
FIIG Retirement Funds	FY 2020	$0
FIIG US Small Cap Equity Fund	FY 2020	$0
FIIG All Foreign Equity Environmental and Social Values Fund	FY 2020	$0
FIIG Group US Large Cap Equity Environmental and Social Values Fund	FY 2020	$0

(c)	Tax Fees

Tactical Multi-Purpose Fund:	FY 2020	$3,300
Tactical Multi-Purpose Fund:	FY 2019	$3,000
Essex Environmental Opportunities Fund:	FY 2020	$3,300
Essex Environmental Opportunities Fund:	FY 2019	$3,000
FIIG Retirement Funds	FY 2020	$13,200
FIIG US Small Cap Equity Fund	FY 2020	$3,300
FIIG All Foreign Equity Environmental and Social Values Fund	FY 2020	$3,300
FIIG Group US Large Cap Equity Environmental and Social Values Fund	FY 2020	$3,300

Nature of the fees:          Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Tactical Multi-Purpose Fund:	FY 2020	$0
Tactical Multi-Purpose Fund:	FY 2019	$0
Essex Environmental Opportunities Fund:	FY 2020	$0
Essex Environmental Opportunities Fund:	FY 2019	$0
FIIG Retirement Funds	FY 2020	$0
FIIG US Small Cap Equity Fund	FY 2020	$0
FIIG All Foreign Equity Environmental and Social Values Fund	FY 2020	$0
FIIG Group US Large Cap Equity Environmental and Social Values Fund	FY 2020	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$0	$0
FY 2019	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/3/2020

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/3/2020